UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                             TOMPKINS TRUSTCO, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

      [X]  No fee required.
      [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:  N/A
(2)   Aggregate number of securities to which transaction applies:  N/A
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A
(4)   Proposed maximum aggregate value of transaction:  N/A
(5)   Total fee paid:  N/A
      [ ]  Fee paid previously with preliminary materials.
      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
           (1)  Amount Previously Paid: N/A
           (2)  Form, Schedule or Registration Statement No.: N/A
           (3)  Filing Party: N/A
           (4)  Date Filed: N/A

                          [LOGO] TOMPKINS TRUSTCO INC.

                                                                 April [8], 2005

                  NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS

                  TO THE STOCKHOLDERS OF TOMPKINS TRUSTCO, INC.

The annual meeting of stockholders (the "Meeting") of Tompkins Trustco, Inc. ("Tompkins Trustco" or the "Company") will be held on Monday, May 9, 2005 at 5:30 p.m., at the Country Club of Ithaca, 189 Pleasant Grove Road, Ithaca, New York, for the following purposes:

         1. To elect four (4) directors for a term of three (3) years expiring in the year 2008;

         2.       To approve the amendment and restatement of the Company's
                  Bylaws;

         3. To approve certain amendments to the 1996 Stock Retainer Plan for Non-Employee Directors; and

         4. To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on March 25, 2005 as the record date for determining stockholders entitled to notice of and to vote at the Meeting. Only stockholders of record at the close of business on that date are entitled to vote at the Meeting.

A stockholder's information meeting will be held at 11:00 a.m. on Wednesday, May 11, 2005, for our stockholders in the Castile area at the Batavia Party House, Batavia, New York.

A stockholder's information meeting will be held at 6:00 p.m. on Wednesday, May 25, 2005, for our stockholders in the Mahopac area at Mahopac Golf Club, Mahopac, New York.

Enclosed with this notice are a proxy statement, a form of proxy and return envelope, instructions for voting by telephone or via the Internet, the Company's Annual Report on Form 10-K for the Company's 2004 fiscal year, and the Company's 2004 Corporate Report to stockholders.

Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the Meeting, you are urged to read and carefully consider the enclosed proxy statement. You may vote by telephone, via the Internet, or mark, sign, date, and return the enclosed form of proxy without delay in the accompanying pre-addressed postage-paid envelope. Your proxy may be revoked prior to its exercise by filing a written notice of revocation or a duly executed proxy bearing a later date with the Corporate Secretary of Tompkins Trustco prior to the Meeting, or by attending the Meeting and filing a written notice of revocation with the Corporate Secretary at the Meeting prior to the vote and voting in person.

By Order of the Board of Directors,

   /s/ JAMES J. BYRNES                         /s/ LINDA M. CARLTON
   ----------------------------------          ---------------------------------
   James J. Byrnes                             Linda M. Carlton
   Chairman & Chief Executive Officer          Asst. Vice President & Corporate
                                               Secretary

               P.O. BOX 460, ITHACA, NEW YORK 14851 (607) 273-3210

                      [This Page Intentionally Left Blank]

                          [LOGO] TOMPKINS TRUSTCO INC.


                           PRELIMINARY PROXY STATEMENT

              ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 9, 2005

This proxy statement together with the form of proxy is being mailed to stockholders on or about April 8, 2005 in connection with the solicitation by the Board of Directors of Tompkins Trustco, Inc. (the "Company") of proxies to be used at the annual meeting of stockholders (the "Meeting") of the Company to be held at the Country Club of Ithaca, Ithaca, New York on Monday, May 9, 2005 at 5:30 p.m., and any adjournment thereof.

Voting

Only stockholders of record at the close of business on March 25, 2005 will be entitled to vote. On March 25, 2005, there were [____________] shares of common stock of the Company, par value $0.10 per share (the "Common Stock"), outstanding. Each share of Common Stock is entitled to one vote on each matter to be voted on at the Meeting.

Stockholders whose shares are registered in their own names may vote by mailing a completed proxy, via the Internet or by telephone. Instructions for voting via the Internet or by telephone are set forth on the enclosed form of proxy. To vote by mailing a proxy, sign and return the enclosed form of proxy in the enclosed pre-addressed postage-paid envelope. Shares covered by a proxy that is properly executed and received prior to the close of business on the day of the Meeting will be voted and, if the stockholder who executes such proxy shall specify therein how such shares shall be voted on such proposals, the shares will be voted as so specified. Executed proxies with no instructions will be voted "FOR" each proposal for which no instruction is given. Other than (1) the election of directors, (2) the amendment and restatement of the Company's Bylaws, and (3) certain amendments to the 1996 Stock Retainer Plan for Non-Employee Directors (the "Retainer Plan") the Board is not aware of any other matters to be presented for stockholder action at the Meeting. However, if other matters do properly come before the Meeting or any adjournments thereof, the Board of Directors intends that the persons named in the accompanying proxy will vote the shares represented by all properly executed proxies on any such matters in accordance with the judgment of the person or persons acting under the proxy.

The presence of a stockholder at the Meeting will not automatically revoke a proxy previously delivered by that stockholder. A stockholder may, however, revoke his or her proxy at any time prior to its exercise by: (1) delivering to the Corporate Secretary a written notice of revocation prior to the Meeting, (2) delivering to the Corporate Secretary a duly executed proxy bearing a later date, or (3) attending the Meeting and filing a written notice of revocation with the Corporate Secretary at the Meeting prior to the vote and voting in person.

The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock entitled to vote at the Meeting is necessary to constitute a quorum for the conduct of business at the Meeting and, in the event there are not sufficient votes on any matter, the Meeting may be adjourned.

Vote Required And Board Recommendations

Proposal                         Vote Required                       Board of Directors Recommendation
--------                         -------------                       ---------------------------------
Election of Directors            Plurality of eligible votes cast    "FOR" all director nominees

Amendment and Restatement        Majority of eligible votes cast     "FOR" amendment and restatement of
of the Company's Bylaws                                              the Company's Bylaws

Amendments to the 1996 Stock     Majority of eligible votes cast     "FOR" amendments to the 1996 Stock
Retainer Plan for Non-Employee                                       Retainer Plan for Non-Employee
Directors                                                            Directors

Abstentions and Broker Non-votes

Abstentions, in person or by proxy, and broker non-votes will each be counted for purposes of determining the presence of a quorum. A "broker non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that matter and has not received instructions from the beneficial owner. However, abstentions and broker non-votes are not deemed to be "votes cast" and therefore have no effect on the outcome of the vote, which requires either a plurality or majority of the votes cast, depending upon the proposal as indicated above. Votes withheld in connection with the election of one or more of the nominees for director will not be counted as votes cast and will have no effect on the outcome of the election.

Solicitation Of Proxies

The total cost of solicitation of proxies in connection with the Meeting will be borne by the Company. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies for the Meeting personally or by telephone or electronic communication without additional remuneration. The Company will also provide brokers and other record owners holding shares in their names or in the names of nominees, in either case which are beneficially owned by others, proxy material for transmittal to such beneficial owners and will reimburse such record owners for their expenses in doing so.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of December 31, 2004 and will be updated as of record date (March 25, 2005) in the definitive proxy statement, with respect to the beneficial ownership of the Company's Common Stock by: (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock; (ii) each director and nominee;
(iii) each executive officer named in the Summary Compensation Table; and (iv) all executive officers and directors as a group. Except as otherwise indicated, each of the stockholders named below has sole voting and investment power with respect to the outstanding shares of Common Stock beneficially owned.

                                                                            Common Stock
                                                                         Beneficially Owned
                                                              ---------------------------------------
                                                                                           Percent of
                                                                Number of                  Outstanding
Names                                                            Shares                     Shares(1)
-----------------------------------------------------------------------------------------------------
Directors and Executive Officers
   John E. Alexander+                                            15,962(2)                       **
   James J. Byrnes*+                                             69,691(3)                       **
   Francis M. Fetsko*                                            10,875(4)                       **
   James W. Fulmer*+                                             88,938(5)                       **
   Stephen E. Garner*                                            32,054(6)                       **
   Reeder D. Gates+                                              93,726(7)                     1.05
   William W. Griswold+                                           3,546(8)                       **
   James R. Hardie+                                              70,281(9)                       **
   Elizabeth W. Harrison+                                           223(10)                      **
   Bonnie H. Howell+                                               3916(11)                      **
   Hunter R. Rawlings, III+                                         727(12)                      **
   Stephen S. Romaine*                                           13,274(13)                      **
   Thomas R. Salm+                                                2,321(14)                      **
   Michael H. Spain+                                            382,908(15)                    4.27
   William D. Spain, Jr.+                                       381,642(16)                    4.26
   Craig Yunker+                                                  8,848(17)                      **
   All directors  and executive  officers
   as a group (21 persons)                                      994,118


Investment  Services Division of Tompkins Trust Company
in the fiduciary capacity indicated:
   Executor, Trustee or Co-Trustee                                     (18)
   Trustee for the Tompkins  Trustco  Employee Stock            564,285(18)                    6.25
   Ownership and Investment & Stock Ownership Plans
   Agent or Custodian                                                  (18)

*    Named Executive Officer
+    Director of the Company
**   Less than 1 percent

(1) The number of shares beneficially owned by each person or group as of March 25, 2005 includes shares of Common Stock that such person or group had the right to acquire on or within 60 days after March 25, 2005, including, but not limited to, upon the exercise of options. References to options in these footnotes include only options to purchase shares that were exercisable on or within 60 days after March 25, 2005. For each individual and group included in the table, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group by the sum of the [______________] shares of Common Stock outstanding on March 25, 2005 plus the number of shares of Common Stock that such person or group had the right to acquire on or within 60 days after March 25, 2005.

(2) Includes [_______] shares owned by Mr. Alexander's spouse. Does not include [_________] shares acquired pursuant to the Retainer Plan and held in a deferred trust account; directors have no voting or investment power with respect to such shares.

(3) Includes [_________] shares held in the Company's Employee Stock Ownership Plan and [_________] shares that Mr. Byrnes may acquire by exercise of options exercisable at March 25, 2005 or 60 days thereafter.

(4) Includes [_________] shares held in the Company's Employee Stock Ownership Plan and [_________] shares that Mr. Fetsko may acquire by exercise of options exercisable at March 25, 2005 or 60 days thereafter.

(5) Includes [_______] shares held in the Company's Employee Stock Ownership Plan, [________] shares owned by Mr. Fulmer's spouse, [_______] shares held by Mr. Fulmer as Custodian for his son under the Uniform Transfers to Minors Act, and [_________] shares that Mr. Fulmer may acquire by exercise of options exercisable at March 25, 2005 or 60 days thereafter.

(6) Includes [_______] shares held in the Company's Employee Stock Ownership Plan and [_______] shares that Mr. Garner may acquire by exercise of options exercisable at March 25, 2005 or 60 days thereafter.

(7) Includes [________] shares held in the R. D. Gates, Ltd. Employee Profit Sharing Fund, over which Mr. Gates exercises voting and investment power, and [________] shares owned by Mr. Gates' spouse. Does not include [_________] shares acquired pursuant to the Retainer Plan and held in a deferred trust account; directors have no voting or investment power with respect to such shares.

(8) Does not include [_________] shares acquired pursuant to the Retainer Plan and held in a deferred trust account; directors have no voting or investment power with respect to such shares.

(9) Includes [_________] shares held in the Company's Employee Stock Ownership Plan.

(10) Does not include [_________] shares acquired pursuant to the Retainer Plan and held in a deferred trust account; directors have no voting or investment power with respect to such shares.

(11) Does not include [_________] shares acquired pursuant to the Retainer Plan and held in a deferred trust account; directors have no voting or investment power with respect to such shares.

(12) Does not include [_________] shares acquired pursuant to the Retainer Plan and held in a deferred trust account; directors have no voting or investment power with respect to such shares.

(13) Includes [_________] shares held in the Company's Employee Stock Ownership Plan and [________] shares that Mr. Romaine may acquire by exercise of options exercisable at March 25, 2005 or 60 days thereafter.

(14) Includes [_________] shares owned by Mr. Salm's spouse. Does not include [_________] shares acquired pursuant to the Retainer Plan and held in a deferred trust account; directors have no voting or investment power with respect to such shares.

(15) Includes [_________] shares of Common Stock held by W. D. Spain & Sons Limited Partnership, of which Mr. Michael Spain is a General Partner and shares voting and investment control. Mr. Spain disclaims beneficial ownership of all shares of Common Stock owned by W. D. Spain & Sons Limited Partnership, except to the extent of [__________] shares which represent his indirect pecuniary interest, through his ownership of 20% of W. D. Spain & Sons Limited Partnership. Mr. Spain's beneficial ownership does not include [_________] shares acquired pursuant to the Retainer Plan and held in a deferred trust account; directors have no voting or investment power with respect to such shares.

(16) Includes [_________] shares of Common Stock held by W. D. Spain & Sons Limited Partnership, of which Mr. William Spain, Jr. is a General Partner and shares voting and investment control. Mr. Spain disclaims beneficial ownership of all shares of Common Stock owned by W. D. Spain & Sons Limited Partnership, except to the extent of [___________] shares which represent his indirect pecuniary interest, through his ownership of 20% of W. D. Spain & Sons Limited Partnership. Mr. Spain's beneficial ownership does not include [_________] shares acquired pursuant to the Retainer Plan and held in a deferred trust account; directors have no voting or investment power with respect to such shares.

(17) Includes [_________] shares owned by Mr. Yunker's sons. Does not include [_________] shares acquired pursuant to the Retainer Plan and held in a deferred trust account; directors have no voting or investment power with respect to such shares.

(18) As of March 25, 2005, Tompkins Investment Services, a division of the Tompkins Trust Company, which is a wholly owned subsidiary of the Company, (the "Trust Company"), held [________] shares of Common Stock of the Company, representing [__]% of the issued and outstanding shares of Common Stock. Of such shares, [________] shares are held in a fiduciary capacity as Executor, Trustee or Co-Trustee. Where the Trust Company is sole executor or trustee, such shares, generally, will be voted only if the legal instrument provides for voting the stock at the direction of the donor or a beneficiary and such direction is in fact received. When acting in a co-fiduciary capacity, such shares will be voted by the co-fiduciary or fiduciaries in the same manner as if the co-fiduciary or fiduciaries were the sole fiduciary. Of the [__________] shares mentioned above, [__________] shares, or [__]% of the outstanding shares, are held by the Tompkins Trustco, Inc. Employee Stock Ownership Plan and [__________] shares, or [__]% of the outstanding shares, are held by the Tompkins Trustco, Inc. Investment & Stock Ownership Plan (including [__________] shares, or [_____] % of the outstanding shares, held by the executive officers named above) for which all shares have been allocated to participant accounts. Individual plan participants are entitled to vote these shares. The shares of Common Stock held in deferred trust accounts for non-employee directors are voted by the Trust Company, as Trustee. In addition, [___________] shares are held as Agent or Custodian with the voting power retained by the owner. Such shares represent [__]% of the Common Stock outstanding. Tompkins Trust Company's address is The Commons, P.O. Box 460, Ithaca, New York 14851.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

The Board is divided into three classes, with the classes of directors serving for staggered three-year terms that expire in successive years. All four of the nominees for director are currently directors of the Company standing for re-election, as their terms expire as of the date of the Meeting.

At the Meeting, stockholders will elect four directors to hold office until the 2008 annual meeting of stockholders or until their successors are duly elected and qualified. The nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Meeting will be elected to the Board.

The persons named in the proxy to represent stockholders at the Meeting are Francis M. Fetsko and Linda M. Carlton. The proxies will vote as directed and in the absence of instructions, will vote the shares represented by the proxies in favor of the election of nominees named below. In the event any nominee is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee, if any, who may be designated by the Board of Directors, upon recommendation of the Company's Nominating and Corporate Governance Committee, to fill the vacancy. As of the date of this proxy statement, the Board of Directors is not aware that any nominee is unable or will decline to serve as a director.

The Board recommends a vote "FOR" the election of each of the director nominees.

The following table sets forth each director nominee and continuing director's name, age, the year he or she first became a director and the year in which his or her term will expire. Biographies of the director nominees and the directors continuing in office follow the table. Unless otherwise indicated, all directors have been employed in their current positions for at least five years.

                                                           Year First
                                                            Elected          Term to
Name                                          Age           Director         Expire      Independent(1)
-------------------------------------------------------------------------------------------------------
Board Nominees for Terms to Expire in 2008:
-------------------------------------------------------------------------------------------------------
      John E. Alexander                        52           1993(2)           2008             Yes
      Elizabeth W. Harrison                    54           2004              2008             Yes
      Hunter R. Rawlings III                   60           1996              2008             Yes
      Craig Yunker                             54           2000              2008             Yes
-------------------------------------------------------------------------------------------------------
Directors Continuing in Office:
-------------------------------------------------------------------------------------------------------

      James J. Byrnes                          63           1989(2)           2007             No
      Reeder D. Gates                          59           1985(2)           2007             Yes
      Bonnie H. Howell                         57           1982(2)           2007             Yes
      Michael H. Spain                         47           2000              2007             No
      William D. Spain, Jr.                    53           2000              2007             No

      James W. Fulmer                          53           2000              2006             No
      William W. Griswold                      47           1996              2006             Yes
      James R. Hardie                          62           2001              2006             No
      Thomas R. Salm                           64           1981(2)           2006             Yes

(1) Independence has been determined in accordance with Section 121A of the listing standards of the American Stock Exchange ("AMEX").

(2) Served as director of Tompkins Trust Company, which, as a result of a reorganization in 1995, became a wholly-owned subsidiary of Tompkins Trustco.

Business Experience of Directors, including Director Nominees

John E. Alexander has served as a director of the Company since 1995 and as a director of Tompkins Trust Company since 1993. Mr. Alexander was a principal stockholder and served as President and Chief Executive Officer of The CBORD Group, Inc., a computer software company which Mr. Alexander founded in 1975, until July 1, 2004. Mr. Alexander currently serves as Chairman of the Board of The CBORD Group.

Elizabeth W. Harrison has been a director of the Company since 2004. She has served as a director of The Bank of Castile, which is a wholly-owned subsidiary of the Company, since February 2002. Ms. Harrison is President and Chief Executive Officer of the Genesee Country Village & Museum and has served in such capacity since November 1999. She also serves on the Museum's Board of Trustees. Prior to 1999, Ms. Harrison served for 18 years as President and Chief Executive Officer of Career Development Services, a not-for-profit educational corporation. Ms. Harrison also serves as a Commissioner on the Town of Wheatland Economic Development Commission, and as a Trustee for other not-for-profit organizations, including the Museum Association of New York and the Finger Lakes Tourism Alliance.

Hunter R. Rawlings, III has served as a director of the Company and as a director of Tompkins Trust Company since 1996. From July 1, 1995, until his resignation, effective June 30, 2003, Dr. Rawlings was President of Cornell University. Dr. Rawlings currently is a Professor in the Cornell Classics and History Department and University President Emeritus.

Craig Yunker has served as a director of the Company since 2000 and as a director of The Bank of Castile since 1991. He is the Managing Member of CY Farms, LLC, CY Properties, LLC, CY Heifer Farm, LLC, Batavia Turf, LLC, Provitello, LLC, companies engaged in farming, and Agricultural Development Services, LLC, an agricultural consulting business.

James J. Byrnes has served as the Company's Chief Executive Officer since 1995 and has served as the Chairman of the Board of Directors of the Company since 1992. From 1995 until January 24, 2000, Mr. Byrnes also served as the President of the Company. Mr. Byrnes currently serves as Chairman of the Board of Directors of Tompkins Trust Company. Additionally, from 1989 until December 31, 2002, Mr. Byrnes served as the President and Chief Executive Officer of Tompkins Trust Company. He also serves as a director of: Mahopac National Bank, which is a wholly-owned subsidiary of the Company; Tompkins Insurance Agencies, Inc., which is a wholly-owned subsidiary of the Company ("Tompkins Insurance Agencies"); The Bank of Castile, which is a wholly-owned subsidiary of the Company; and the New York Business Development Corporation.

Reeder D. Gates has served as a director of the Company since 1995 and as a director of Tompkins Trust Company since 1985. Mr. Gates has been President of
R. D. Gates, Ltd., a company engaged in owning and operating community pharmacies, since January 1972.

Bonnie H. Howell has served as a director and as Vice Chair of the Board of Directors of the Company since 1995. She has also served as a director of Tompkins Trust Company since in 1982 and as Vice Chair of the Board of Directors of Tompkins Trust Company since 1992. Ms. Howell was President and Chief Executive Officer of Cayuga Medical Center at Ithaca until her retirement on December 31, 2002. She also serves as a member of the board of directors of the Hospital's Underwriters Mutual and Medical Liability Mutual Insurance Company, and Trustee of the Hospital Association of New York State.

Michael H. Spain has served as a director of the Company since 2000. Mr. Spain has also served as a director of Mahopac National Bank since 1992. Mr. Spain also owns and serves as the President of the Spain Agency, Inc., an insurance agency located in Mahopac, New York. Mr. Spain is also a General Partner in W.
D. Spain & Sons, LLP, a family limited partnership that owns Common Stock of the Company; President of Sleeping Indian, LLC, and Trail Property, Inc, real estate holding companies; and President of Wind River, LLC and Indian Paintbrush, LLC, companies engaged in real estate development.

William D. Spain, Jr. has served as a director of the Company since 2000. He has served as a director of Mahopac National Bank since 1991 and as Chairman of the Board of Directors of Mahopac National Bank since 2000. He has been the Managing Partner of Spain & Spain, PC, a law firm in Mahopac, New York, since 1983. Mr. Spain is also a General Partner in W. D. Spain & Sons, LLP, a family limited partnership that owns Common Stock of the Company.

James W. Fulmer has served as President and a director of the Company since 2000. He has served as a director of The Bank of Castile since 1988 and as its Chairman since 1992. Effective December 18, 2002, he assumed the additional responsibilities of President and Chief Executive Officer of The Bank of Castile. Mr. Fulmer has served as a Director of Mahopac National Bank since 1999, and as Chairman of Tompkins Insurance Agencies since January 1, 2001. He served as the President and Chief Executive Officer of Letchworth Independent Bancshares Corporation from 1991 until its merger with the Company in 1999. Mr. Fulmer also served as the Chief Executive Officer of The Bank of Castile from 1996 through April 2000. He serves as a member of the board of directors of Erie & Niagara Insurance Association, Cherry Valley Cooperative Insurance Company, and the Monroe Title Insurance Association, and is Treasurer of the Genesee County Economic Development Center.

William W. Griswold has served as a director of the Company and as a director of Tompkins Trust Company since 1996. Mr. Griswold also serves as the President and Chief Executive Officer and as a member of the board of directors of Ontario Telephone Company, Inc. and Trumansburg Telephone Company, Inc., where he has been employed since 1979. Mr. Griswold also serves as President of Finger Lakes Communications Group, formerly Trucell, Inc., a subsidiary of Ontario Telephone Company, Inc. and Trumansburg Telephone Company, Inc., that provides long distance service. He served as Vice President of Trucell, Inc., formerly a provider of cellular service, from 1996 through September 24, 2004, when he was named President of the newly formed Finger Lakes Communications Group.

James R. Hardie has been a director of the Company since 2001. He was President of Austin, Hardie, Wise Agency, Inc. from 1974 until January 1, 2001, when he became President, Chief Executive Officer and a director of Tompkins Insurance Agencies. Effective January 1, 2003, Mr. Hardie's role as President and Chief Executive Officer was assumed by David S. Boyce. Mr. Hardie has been Vice Chairman of the Board of Tompkins Insurance Agencies since August 1, 2002. Mr. Hardie is the managing member of Bennington Farms, LLC, a property leasing company, and a minority stockholder in Moeller Hardie Jewelers.

Thomas R. Salm has served as a director of the Company since 1995 and as a director of Tompkins Trust Company since 1981. Prior to his retirement on August 31, 2002, Mr. Salm served as Vice President for Business Affairs at Ithaca College, Ithaca, New York.

Matters Relating To The Board Of Directors

Board of Directors Meetings and Committees

During fiscal 2004, the Board of Directors held four regular meetings and one special meeting. During this period, all of the directors attended or participated in at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which each such director served.

The Annual Meeting of Stockholders for fiscal 2003 was held on May 11, 2004, and all of the Company's directors were in attendance.

The Board currently maintains, and appoints the members of, the following four standing committees: Executive/Compensation/Personnel Committee, Audit/Examining Committee, Nominating and Corporate Governance Committee and the Pension Administration Committee.

The current members of the committees are identified in the following table:

                                Executive/                         Nominating/
                               Compensation/                       Corporate          Pension
Director                        Personnel       Audit/Examining    Governance     Administration
--------                        ---------       ---------------    ----------     --------------
John E. Alexander                  --                 X                X               --
James J. Byrnes                    --                 --               --              Chair
Reeder D. Gates                    X                  --               X               --
William W. Griswold                X                  Chair            --              --
Bonnie H. Howell                   Chair              Alternate        Chair           --


Hunter R. Rawlings, III            --                 --               --              X
Thomas R. Salm                     X                  X                X               X
Craig Yunker                       X                  --               --              --

The Executive/Compensation/Personnel Committee met five times during fiscal 2004. This committee reviews and approves salaries and other matters relating to executive compensation, including determining the compensation of the Company's Chief Executive Officer, and administers the Company's stock option plans, including reviewing and granting stock options to executive officers and other employees. This committee also reviews and approves various other Company compensation policies and matters and is responsible for assuring that the Company's executive officers are compensated effectively and in a manner consistent with the Company's objectives. Each of the members of this committee is an "independent director" as defined in Section 121A of AMEX listing standards. For more information about the duties and responsibilities of this committee, see "Report of the Executive/Compensation/Personnel Committee of the Board of Directors," included in this proxy statement.

The Board of Directors has adopted a written charter for the Audit/Examining Committee. A copy of the Audit/Examining Committee's charter was included as Appendix A in the Company's fiscal 2003 proxy statement, filed with the Securities and Exchange Commission (the "SEC") on April 6, 2004. The Audit/Examining Committee met six times during fiscal 2004. This committee assists the Board in its general oversight of the Company's accounting and financial reporting, internal controls and audit functions, and is directly responsible for the appointment, compensation and oversight of the work of the Company's independent auditors. The responsibilities and activities of the Audit/Examining Committee are described in greater detail in the "Report of the Audit/Examining Committee of the Board of Directors" included in this proxy statement. The Board of Directors has determined that John E. Alexander, William
W. Griswold and Bonnie H. Howell each qualify as an "audit committee financial expert" as defined in Item 401(h) of Regulation S-K and that each of the members of the Audit/Examining Committee satisfies the independence standards of Section 121A of the AMEX listing standards and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

The Board of Directors has adopted a written charter for the Nominating and Corporate Governance Committee. A copy of the Nominating and Corporate Governance Committee's charter is posted in the "Corporate Governance" section of the Company's Investor Relations website (www.tompkinstrustco.com). The Nominating and Corporate Governance Committee met two times during the 2004 fiscal year. This committee is responsible for assisting the Board in developing corporate governance policies and practices that are compliant with applicable laws and regulations, including AMEX listing requirements and the corporate governance requirements of the Sarbanes-Oxley Act of 2002. In addition, this committee is responsible for making recommendations to the Board regarding Board membership and composition. This committee establishes procedures for the nomination process and nominates or recommends to the Board qualified candidates for election to the Board.

The process for selecting director nominees entails making a preliminary assessment of each candidate based upon his or her qualifications, willingness to serve on the Board, and other background information. This information is then evaluated against the criteria set forth below, as well as the specific needs of the Company at that time. Based upon this preliminary assessment, candidates who appear to be the best fit may be interviewed. If the director nominee is a current Board member, the committee will also consider prior Board performance and contributions. At the conclusion of this process, the committee will nominate the candidate(s) that best meet(s) the Company's needs to the Board for election at the next annual meeting of stockholders. The committee uses the same process for evaluating all candidates, whether recommended by stockholders, directors or management.

The minimum qualifications and attributes that the committee believes must be possessed by a director nominee include: highest personal values, judgment and integrity; an understanding of the regulatory and policy environment in which the Company conducts its business; an understanding of, and interest in, the communities served by the Company; and experience in the key business, financial and management challenges that face financial service companies.

The committee considers nominees proposed by stockholders. To recommend a prospective nominee for the committee's consideration, stockholders should submit the candidate's name and qualifications to: Chairman, Nominating/Corporate Governance Committee, Tompkins Trustco, Inc. Board of Directors, P.O. Box 460, Ithaca, New York 14851. Each member of this committee is an "independent director" as defined in Section 121A of the AMEX listing standards.

The Pension Administration Committee met two times during fiscal 2004. This committee is responsible for administering the Tompkins Trustco, Inc. Retirement Plan assets.

Director Compensation

It is the general policy of the Board that compensation of non-employee directors should consist of equity-based compensation in order to better align directors' interests with those of the Company's stockholders. It is also the general policy of the Board that employee directors are not paid for their service on the Company's Board of Directors in addition to their regular employee compensation.

Fees Paid to Non-Employee Directors

During fiscal 2004, the following fees were paid to non-employee directors of the Company for their service in such capacity (other than Bonnie Howell, whose compensation is separately described below):

     o A meeting fee of $650 for the January Board meeting and $1,000 for each Board meeting attended thereafter.

     o A meeting fee of $275 for each committee meeting attended (except Audit/Examining Committee). Members of the Audit/Examining Committee received a meeting fee of $275 for the first quarter and $600 for each Audit/Examining Committee meeting attended thereafter.

     o An annual Chair fee of $2,500 was paid to William W. Griswold for his service as Chair of the Audit/Examining Committee.

     o Excluding the first quarter, a $1,750 quarterly retainer fee for service as a director.

In lieu of the foregoing, Ms. Howell was paid an aggregate retainer fee of $16,300 for her service as Vice Chair of the Board of Directors.

Aggregate Fees Paid to Non-Employee Directors by the Company

Aggregate fees paid by the Company, including retainer, meeting, chair and/or committee fees, to all non-employee directors in fiscal 2004 were $121,350.

Timing and Manner of Payment

All retainer and meeting fees, including those paid to Ms. Howell, are paid quarterly by the Company. Mr. Griswold's fee for his service as Chair of the Audit/Examining Committee during fiscal 2004 was paid at the end of the fiscal year. Pursuant to the Retainer Plan, as in effect during fiscal 2004, all retainer, meeting and committee fees, other than Ms. Howell's retainer, were paid in shares of Company Common Stock, in lieu of cash. An aggregate of 2,168 shares of Company Common Stock was paid to non-employee directors, excluding Ms. Howell, in consideration of their service as members of the Company's Board of Directors or committees thereof. Only a portion of the retainer paid to Ms. Howell for fiscal 2004 was paid in shares of Company Common Stock (62 shares of Common Stock); the remainder of Ms. Howell's retainer was paid in cash. All non-employee directors of the Company have elected to defer receipt of payment of all, or a portion, of retainer, meeting, committee and/or Chair fees earned by them pursuant to deferred compensation agreements entered into between each director and the Company. Directors have no rights to these shares of Common Stock until the earlier of their retirement/termination from the Board, the attainment of age 72 (the Company's current Bylaws and the proposed amended and restated Bylaws provide for mandatory retirement at age 72) or death.

Changes to Director Compensation for Fiscal 2005

Effective as of January 1, 2005, non-employee directors will receive a quarterly retainer fee of $1,750 for each fiscal quarter, including the first fiscal quarter, and $1,000 for each Board meeting attended. The Vice Chair will be paid an annual retainer of $18,000, in lieu of all meeting, Chair and committee fees. There is no change from fiscal 2004 in committee fees payable to non-employee directors or in the amount of fees paid to the Chair of the Audit/Examining Committee. Mr. Hardie will be paid a quarterly retainer of $1,750 for each fiscal quarter and will receive $1,000 for each Board meeting attended.

Corporate Governance Matters

Stockholder Communications with Directors

Stockholders may communicate with the Company's Board of Directors by writing to the following address: Board of Directors, Tompkins Trustco, Inc., P.O. Box 460, Ithaca, New York 14851. Both the Chairman and Vice Chair of the Company will review all correspondence and will determine whether the correspondence should be presented to the full Board. If either of them determines that a communication should be reviewed by the full Board of Directors, it will be presented to the Board for its review and consideration.

Policy Regarding Directors Attendance at Annual Meetings

The Company does not have a formal policy in place requiring the attendance of all directors at annual meetings of stockholders, although the Board strongly encourages such attendance.

Directors and Executive Officers - Code of Ethics

The Board of Directors has adopted the Tompkins Trustco Inc. Code of Ethics for Chief Executive Officer and Senior Financial Officers which applies to the Company's Chief Executive Officer and Chief Financial Officer. A copy of the Code of Ethics is available in the "Corporate Governance" section of the Company's Investor Relations website (www.tompkinstrustco.com). The Company intends to post amendments to or waivers from the Code of Ethics for Chief Executive Officer and Senior Financial Officers at this location on its website.

                                 PROPOSAL NO. 2

                AMENDMENT AND RESTATEMENT OF THE COMPANY'S BYLAWS

The Board of Directors has undertaken a comprehensive review of the Company's Bylaws, as currently in effect, and has proposed an amendment and restatement of the Bylaws to, among other things, conform to and incorporate various provisions of the New York Business Corporation Law (the "BCL") and to reflect corporate governance changes adopted by the Company in accordance with the Sarbanes-Oxley Act of 2002. The following is a brief summary of the principal changes included in the proposed Amended and Restated Bylaws of the Company (the "Amended and Restated Bylaws"), a copy of which is included as Appendix A to this proxy statement.

Summary of Changes Included in Amended and Restated Bylaws

         Special Meetings (Current Article III, Section 2). Currently, special meetings of stockholders may be called by the Company's Chairman of the Board, the Vice Chairman of the Board, the President and a majority of the Company's stockholders. The proposed amendments would permit special meetings of stockholders to be called by the Company's Board of Directors or its Chief Executive Officer or the holders of at least 51% of the outstanding shares of Company Common Stock.

         Notice of Stockholder Meetings (Current Article III, Section 4). The Company's current Bylaws provide that notice of a stockholder meeting must be given not less than 10 days nor more than 50 days prior to the date fixed for the meeting. Consistent with the provisions of the BCL, Article III, Section 4 would be amended to permit notice of a stockholder meeting to be given not less than 10 days nor more then 60 days prior to the date fixed for the meeting.

         Electronic Delivery of Notices. In addition to conforming BCL amendments, the proposed amendments to Article III, Section 4 include the addition of a provision permitting notice of a stockholder meeting to be delivered to a stockholder electronically, provided that the notice is delivered to the electronic mail account provided by the stockholder to the Corporate Secretary or as otherwise designated by the stockholder's authorization or instruction.

         Fixing of Record Dates (Current Article III, Section 5). Article III,
Section 5 of the Company's current Bylaws provides that the record date for determining which stockholders are entitled to receive payment of any dividend or other distribution shall not be more that 50 days prior to such action. Consistent with the provisions of the BCL, Article III, Section 5 would be amended to provide that the record date for determining which stockholders are entitled to receive payment of a dividend or other distribution shall not be more than 60 days prior to such action.

         Stockholder Proposal Procedure. Section 602(d) of the BCL permits the bylaws of a corporation to, among other things, set forth the procedures for making stockholder proposals. Further, Rule 14a-8 of the proxy rules under the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires a corporation to include in its proxy statement a proposal properly made by an eligible stockholder. New Section 11 would be added to Article III, to establish the procedure by which a stockholder may properly make a proposal to be considered at a meeting of the stockholders, which procedure is consistent with the advance notice procedures set out in the proxy rules under the Exchange Act.

         Inspectors of Election. Pursuant to Section 610 of the BCL the board of directors of every corporation that has a class of voting stock listed on national securities exchange or listed for quotation on an interdealer quotation system of a registered national securities association is required to appoint one or more inspectors of election to act at any meeting of the stockholders. New Section 12 would be added to Article III to reflect this requirement.

         Non-Voting Advisors (Current Article IV, Section 5). This provision of the Bylaws would be deleted as it is no longer applicable.

         Committees of the Board of Directors (Current Article IV, Section 16).
Article IV, Section 16 would be amended to reflect the various committees of the Company's Board of Directors.

         Officers (Current Article V). Article V would be amended to, among other things, provide for the office of Chief Executive Officer as a separate and distinct office, not one that necessarily has to be held by the Company's President. Additionally, the duties and responsibilities of the executive officers have been restated and the duties and responsibilities of the Chief Executive Officer have been added.

         Executive Compensation (Current Article V, Section 4). Consistent with the corporate governance rules of AMEX, current Section 4 of Article V would be amended (and renumbered as "Section 3") to provide that the compensation committee of the Board of Directors (or, in the absence of a compensation committee, a majority of the independent directors of the Company) shall determine, or recommend to the Board of Directors for determination, the compensation of the Company's Chief Executive Officer.

         Indemnification and Insurance (Current Article VII). Article VII would be revised to provide the Company's officers and directors with the broadest indemnification permissible under New York law. This revised Article VII, as it relates to indemnification and advancement of expenses, would be effective retroactively and would be available to all current and past directors and officers of the Company.

Vote Required and Board of Directors' Recommendation

         The affirmative vote of a majority of the votes cast by the holders of shares of Common Stock entitled to vote on such matter is required for the adoption of the Amended and Restated Bylaws.

         The Board of Directors believes that approval of the Amended and Restated Bylaws is in the best interests of the Company and its stockholders, and recommends a vote "FOR" this proposal.

                                 PROPOSAL NO. 3

             APPROVAL OF AMENDMENTS TO THE 1996 STOCK RETAINER PLAN
                           FOR NON-EMPLOYEE DIRECTORS

The Board of Directors has proposed certain amendments to the Company's 1996 Stock Retainer Plan for Non-Employee Directors (the "Retainer Plan"). The proposed amendments would, among other things, change the name of the Retainer Plan to better reflect the purpose and intent of the Retainer Plan, provide for the mandatory (rather than voluntary) deferral of director fees, and provide that all shares of Company Common Stock used to pay director fees be acquired on the open market, rather than originally issued by the Company. A copy of the Retainer Plan as proposed to be amended and restated (the "Amended Retainer Plan") is included as Appendix B to this proxy statement.

Summary of Changes Included in the Amended Retainer Plan

Name Change. The name of the Retainer Plan would be changed to the "Stock Retainer Plan for Eligible Directors of Tompkins Trustco, Inc. and Participating Subsidiaries."

Open Market Purchases. The Amended Retainer Plan provides that all retainer, meeting, chairman and/or committee fees (collectively, "Board/Committee Fees") payable to Eligible Directors (as that term is defined in the Amended Retainer
Plan) for their respective services as either (i) a member of the Board of Directors of the Company or any committee thereof or (ii) a member of the board of directors of any Participating Subsidiary (as that term is defined in the Amended Retainer Plan) or any committee thereof, shall be paid in shares of Common Stock of the Company acquired on the open market. The Retainer Plan provides for the payment of Board/Committee Fees through original issue shares of Company Common Stock.

Mandatory Deferral of All Board/Committee Fees. Under the Amended Retainer Plan, the receipt of payment by Eligible Directors of all Board/Committee Fees would be automatically deferred and Eligible Directors would have no right to distribution of the shares of Common Stock held in their deferred compensation accounts until the earlier of their termination of service as a director of the Company or of the Participating Subsidiary, the attainment of age 72 or death (each of the foregoing, a "Distribution Triggering Event"). Currently, directors have the option of receiving their Board/Committee Fees when paid or deferring receipt of such payment pursuant to deferred compensation agreements.

Rabbi Trust, Eligible Director Deferred Compensation Accounts. Under the terms of the Amended Retainer Plan, all Board/Committee Fees earned by an Eligible Director will be transferred to a trustee subject to a rabbi trust agreement (the "Trust") among the Company, Participating Subsidiaries (as applicable), and a trustee appointed by the Board committee administering the Amended Retainer Plan (the "Committee"). Pursuant to the Trust, the trustee will establish deferred compensation accounts for each Eligible Director, and as an Eligible Director earns Board/Committee Fees, the Company (or the Participating Subsidiary, as applicable) will contribute such Board/Committee Fees to the trustee and the trustee will, subject to the terms of the Trust, acquire shares of the Company's Common Stock for such Eligible Director's account on the open market through the Company's Dividend Reinvestment and Stock Purchase and Sale Plan or such other substitute or successor open market purchase plan designated by the Committee ("Direct Stock Purchase Plan"). The actual number of shares of Company Common Stock that may be acquired by the Trust and deposited into an Eligible Director's account will be equal to the quotient determined by dividing the Board/Committee Fees contributed by the Company (or the Participating Subsidiary, as the case may be) to such Eligible Director's account by the purchase price per share of Common Stock paid pursuant to the terms of the Direct Stock Purchase Plan. The actual price per share of Common Stock that will be paid under the Direct Stock Purchase Plan cannot be determined until a particular purchase is completed. Eligible Directors will have no rights to the shares of Common Stock held in the Trust until the occurrence of a Distribution Triggering Event and, until distributed, such shares will be subject to claims of the Company's general creditors or the general creditors of the Participating Subsidiary (as applicable).

New Plan Benefits

If the Amended Retainer Plan is approved, all Board/Committee Fees payable to Eligible Directors will be deferred and paid in shares of Company Common Stock acquired through open market purchases pursuant to the Direct Stock Purchase

Plan, which is currently identified as the Company's Dividend Reinvestment and Direct Stock Purchase and Sale Plan (the "DRIP"). While the specific amounts of Board/Committee Fees payable to Eligible Directors are determinable at this time (and are described above under "Matters Relating to the Board of Directors - Director Compensation"), the actual number of shares of Common Stock acquired by the Trust and deposited into the participating Eligible Directors' deferred compensation accounts will depend upon the timing of such purchases and the purchase price per share of Company Common Stock at the time each such purchase is made (which purchase price, in accordance with the terms of the DRIP, is the weighted average price on all shares purchased and sold). For that reason, it is not possible at this time to determine the number of shares of Company Common Stock that will be received by Eligible Directors under Amended Retainer Plan, or the number of shares that would have been received by such persons had the Amended Retainer Plan been in effect during fiscal 2004.

Vote Required and Board of Directors' Recommendation

The affirmative vote of a majority of the votes cast by the holders of shares of Common Stock entitled to vote on such matter is required for the adoption of the Amended Retainer Plan.

The Board of Directors believes that approval of the Amended Retainer Plan is in the best interests of the Company and its stockholders, and recommends a vote "FOR" this proposal.

                             EXECUTIVE COMPENSATION

Report of the Executive/Compensation/Personnel Committee of the Board of Directors

The information contained in this report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that such information be treated as "soliciting material" or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act.

Overview of Executive Compensation Goals and Objectives

The Executive/Compensation/Personnel Committee (the "Compensation Committee") is responsible for determining and/or recommending to the full Board the compensation of the Company's executive officers, including the executive officers identified in the Summary Compensation Table. A goal of the Compensation Committee is to maintain executive compensation that is fair and reasonable, consistent with the Company's size and the compensation practices of the financial services industry generally. A key objective of the Compensation Committee is to attract, develop and retain high caliber executives who are capable of maximizing the Company's performance for the benefit of its stockholders. In furtherance of this objective, the Compensation Committee periodically compares its compensation levels, practices and financial performance to those of a select group of banking institutions of similar size, geographic market and business makeup. Toward that end, the Compensation Committee considered the compensation practices of approximately 10 banking companies which it believed were reasonably comparable to the Company's asset size and performance and which were located in New York State. The pertinent information pertaining to the companies forming the comparative group considered by the Compensation Committee was gathered from information available to the public and from a survey developed by the Independent Bankers Association of New York (IBANYS) which survey provided information about the compensation practices of community banking institutions in New York State.

Based upon the information reviewed by the Compensation Committee, the Compensation Committee believes the Company's executive compensation practices for fiscal 2004 were appropriate.

Components of Executive Compensation

The three major components of the Company's executive officer compensation are:
(i) base salary, (ii) annual bonus and (iii) long-term, equity-based incentive awards.

Base salary. The Compensation Committee annually reviews the salaries of the Company's executives. When setting base salary levels, the Compensation Committee considers (a) competitive market conditions for executive compensation, (b) the Company's performance and (c) the individual's performance. The Company's performance is measured by the Company's strategic and financial performance in the fiscal year, with particular emphasis on earnings per share growth and return on stockholders' equity for the year. Although the Compensation Committee considers year-to-year changes in stock price in its evaluation of Company performance, the Committee does not emphasize this criterion because the Committee does not believe that short-term fluctuations in stock price necessarily reflect the underlying strength or future prospects of the Company. Individual performance is measured by the strategic and financial performance of the particular executive officer's operational responsibility in comparison to targeted performance criteria.

Annual bonus. The Company's payment of annual cash bonuses seeks to motivate executives to work effectively to achieve the Company's financial performance objectives and to reward them when objectives are met.

Long-term, equity-based awards. The Compensation Committee believes that stock option grants (1) align executive's interests with stockholder interests by creating a direct link between compensation and stockholder return, (2) give executives a significant, long-term interest in the Company's success and (3) help retain key executives in a competitive market for executive talent. While the Compensation Committee recognizes that the Company can exert very little influence on short-term fluctuations in stock price, the Compensation Committee does believe that long-term stock price appreciation reflects achievement of strategic goals and objectives. Stock option awards are based on the performance of the individual executive and his or her anticipated contribution to the achievement of the Company's strategic goals and objectives. In addition to stock options, executives may receive Common Stock through the profit sharing component of the Tompkins Trustco Inc. Employee Stock Ownership Plan.

Executive Compensation for Fiscal 2004

In determining the compensation for the Company's executive officers for fiscal 2004, including the compensation of the Company's Chief Executive Officer, the Compensation Committee considered, but did not formally weigh, a number of quantitative and qualitative performance factors to evaluate the performance of its executive officers, including its Chief Executive Officer.

The performance factors considered included (1) the Company's net income for fiscal 2004 as compared to the Company's internal targets; (2) increases in earnings per share of the Company's Common Stock for the latest 12 months; (3) the Company's return on assets, as ranked in the Federal Reserve Bank Holding Company Performance Report (Peer Group Percentile); (4) increases in the Company's stock price over 12 months; and (5) the Company's return on equity, as ranked in the Federal Reserve Bank Holding Company Performance Report (Peer Group percentile). The Compensation Committee believes that the total compensation provided to the Company's executive officers is competitive and reflects the Company's performance.

This report was prepared by the Executive/Compensation/Personnel Committee of the Board of Directors.

Members of the Compensation Committee:

Bonnie H. Howell, Chair

Reeder D. Gates

William W. Griswold

Thomas R. Salm

Craig Yunker

Compensation Committee Interlocks and Insider Participation

The members of the Executive/Compensation/Personnel Committee for the 2004 fiscal year were Bonnie H. Howell (Chair), Reeder D. Gates, William W. Griswold, Thomas R. Salm and Craig Yunker. No member of the Compensation Committee was at any time during fiscal 2004 or has been at any other time an officer or employee of the Company. No executive officer of the Company has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of the Company's Board of Directors or the Executive/Compensation/Personnel Committee during fiscal 2004.

Summary Compensation Table

The following table sets forth information concerning the compensation paid by the Company, for each of the fiscal years ended December 31, 2004, 2003 and 2002, to its Chief Executive Officer and to each of its four other most highly compensated executive officers (based on total salary and bonus for the last completed fiscal year) (the "Named Executive Officers") who were serving as executive officers at the end of the fiscal year ended December 31, 2004, and whose compensation exceeded $100,000.

                                     Annual Compensation                              All Other Compensation
---------------------------------------------------------------------------------------------------------------
                                                                                     Securities
                                                                     Other Annual    Underlying      All Other
Name and Principal Position    Year      Salary         Bonus(1)    Compensation(2) Options(#)(3)  Compensation(4)
----------------------------  ------  ------------    ------------   ------------   ------------   ------------
James J. Byrnes                2004   $    415,000    $    189,600              0              0   $     46,923
Chairman & CEO of the          2003        395,000         165,000        704,512              0         41,922
Company, Chairman of the       2002        375,000         150,000        416,183              0         44,206
Board of Tompkins Trust
Company

Stephen E. Garner              2004   $    252,000    $     80,000   $     63,070         14,850   $     30,682
President & CEO of Tompkins    2003        240,000          75,000              0              0         28,322
Trust Company                  2002        197,000          60,000         92,600         11,000         23,918

James W. Fulmer                2004   $    216,000    $     80,000   $    156,743         11,000   $     26,032
President of the Company,      2003        206,000          75,000              0              0         21,281
Chairman, President & CEO of   2002        199,000          65,000              0              0         20,435
The Bank of Castile

Stephen S. Romaine             2004   $    175,000    $     48,000              0         11,880   $     21,304
President & CEO of Mahopac     2003        157,000          47,000              0              0         17,013
National Bank                  2002        127,000          30,480              0          6,600         15,763

Francis M. Fetsko              2004   $    167,000    $     45,000              0          9,900   $     20,288
Executive Vice President       2003        150,000          35,500         26,730              0         17,470
& Chief Financial Officer of   2002        120,000          35,500          3,860          7,260         15,374
the Company and Tompkins
Trust Company

(1) These amounts represent cash awards for performance bonuses, including amounts of such bonuses deferred under the Tompkins Trustco, Inc. Deferred Compensation Plan for Selected Officers. No interest paid on such deferred compensation is reported, because such interest does not exceed 120% of the most closely corresponding long-term federal rate.

(2) In accordance with SEC rules, amounts received for perquisites (which includes such items as car allowance and club dues) and other personal benefits with a value equal to the lesser of $50,000 or 10% of the total annual salary and bonuses reported for a Named Executive Officer are not included. For fiscal 2002, includes $90,175 for moving expense reimbursement paid to Mr. Garner. For fiscal 2003, reflects value realized as a result of stock options exercised by Mr. Byrnes and Mr. Fetsko of $704,512 and $26,730, respectively. In fiscal 2004, reflects value realized as a result of stock options exercised by Mr. Garner and Mr. Fulmer of $63,070 and $156, 743 respectively.

(3)  Where applicable, adjusted for 10% stock dividend.

(4) Includes (a) amounts matched on salary deferral pursuant to the Company's Investment and Stock Ownership Plan, (b) amounts paid pursuant to the profit sharing portion of the Company's Investment and Stock Ownership Plan and the Company's Employee Stock Ownership Plan, and (c) taxable amounts of applicable life insurance premiums paid on the executive's behalf by the Company.

Employment Contracts, Termination of Employment and Change-in-Control
Arrangements

The Company has a severance agreement dated September 6, 1989 with James J. Byrnes, Chairman and Chief Executive Officer, which provides for severance payments in the event Mr. Byrnes's employment is terminated within two years after a "change of control" (as that term is defined in the agreement) or Mr. Byrnes's employment is terminated during a period in which events take place which seek to effect a change of control. In such circumstance, Mr. Byrnes will be entitled to a lump sum cash payment equal to approximately three times his annualized tax-includable compensation (including bonus compensation) for the five most recent taxable years ending before the date of the change of control, the immediate vesting of any awards made to Mr. Byrnes as bonus or incentive compensation and not previously paid, the termination of Mr. Byrnes's participation in any savings and/or profit sharing plan, with terminating distributions and/or vested rights under such plans to be governed by the terms of such plans and entitlement to retirement benefits.

In connection with the merger of Letchworth Independent Bancshares Corporation ("LIBC") with and into the Company, the Company assumed all of LIBC's obligations under its employment agreement dated September 12, 1989 with James
W. Fulmer. During fiscal 2004, Mr. Fulmer served as the President of the Company, and as the Chief Executive Officer, President and Chairman of the Board of Directors of The Bank of Castile. Pursuant to the terms of his employment agreement, as amended, each year the term of Mr. Fulmer's employment agreement is automatically extended for an additional year so that the term of the employment agreement is always three years. In the event that the Company terminates Mr. Fulmer's employment without "cause," as that term is defined in his employment agreement, the Company is required to pay Mr. Fulmer, as severance pay, his annual compensation plus all fringe benefits for a period of three years from the date of such termination.

Stephen E. Garner has an employment agreement with the Company. Each year, the term of Mr. Garner's employment agreement is automatically extended for an additional year so that the term of the employment agreement is always three years. In the event that the Company terminates Mr. Garner's employment without "cause," as that term is defined in his employment agreement, the Company is required to pay Mr. Garner, as severance pay, his annual compensation for a period of 18 months from the date of such termination. In addition, in the event that the Company terminates Mr. Garner's employment without "cause" as a result of a "significant event," as that term is defined in his employment agreement, the Company is required to pay Mr. Garner, as severance pay, his annual compensation for the remainder of the then current three-year term of his employment agreement.

Stephen S. Romaine has an employment agreement with Mahopac National Bank. Each year, the term of Mr. Romaine's employment agreement is automatically extended for an additional year so that the term of the employment agreement is always two years. In the event that the Mahopac National Bank terminates Mr. Romaine's employment without "cause," as that term is defined in his employment agreement, the Mahopac National Bank is required to pay Mr. Romaine, as severance pay, his annual compensation for a period of 12 months from the date of such termination. In addition, in the event that the Mahopac National Bank terminates Mr. Romaine's employment agreement without "cause" as a result of a "significant event," as that term is defined in his employment agreement, the Mahopac National Bank is required to pay Mr. Romaine, as severance pay, his annual compensation for the remainder of the then current two-year term of his employment agreement.

Life Insurance

Life insurance benefits are provided to certain officers of the Company, with respect to which the Company has entered into life insurance contracts. These insurance contracts are carried at cash surrender value on the Company's consolidated statements of condition. Increases in the cash surrender value of the insurance are reflected as noninterest income, and the related mortality expense is recognized as other employee benefits expense, in the Company's consolidated statements of income. Taxable amounts paid with respect to such life insurance on behalf of the Named Executive Officers are included as "All Other Compensation" in the Summary Compensation Table, above.

Stock Option Plan

The Company maintains the Tompkins Trustco, Inc. 2001 Stock Option Plan as a vehicle to encourage the continued employment of key employees of the Company and its subsidiaries, and to align their interests with those of the Company's stockholders by facilitating their purchase of a stock interest in Tompkins Trustco. Management believes that an incentive stock option plan is in the best interests of the Company and its stockholders since it will enhance the Company's ability to continue to attract and retain qualified directors, officers and other key employees.

Option Grants in Fiscal 2004

During fiscal 2004, the Company issued options to acquire 218,900 shares of its Common Stock at a purchase price of $43.27 per share. The following table sets forth certain information concerning stock options granted during the fiscal year ended December 31, 2004, to the Named Executive Officers. In accordance with SEC rules, the following table also sets forth the potential realizable value over the term of the options (the period from the grant date to the expiration date) based on assumed rates of stock appreciation of 5% and 10% compounded annually. The amounts do not represent the Company's estimate of future stock prices. Actual realizable values, if any, of stock options will depend on the future performance of the Common Stock. The Company has never granted stock appreciation rights.

                         Options Granted in Fiscal 2004



                                                                                  Potential Realizable Value
                                                                                  at Assumed Annual Rates of
                                                                                 Stock Price Appreciation for
                             Individual Grants                                           Option Term(1)
                             -----------------                                           --------------
                         Number of      % of Total
                         Securities      Options        Exercise
                         Underlying     Granted to      Price Per
                         Options       Employees in       Share      Expiration
Name                     Granted (#)   Fiscal Year(2)    ($/Sh)         Date           5% ($)         10% ($)
------------------------------------------------------------------------------------------------------------
James J. Byrnes                --             --             --             --             --             --
Stephen E. Garner          14,850          6.784          43.27       05/03/14        404,102      1,024,074
James W. Fulmer            11,000          5.025          43.27       05/03/14        299,335        758,574
Stephen S. Romaine         11,880          5.427          43.27       05/03/14        323,282        819,259
Francis M. Fetsko           9,900          4.523          43.27       05/03/14        269,401        682,716

Outstanding Options of Named Executive Officers

The following table shows the aggregate number of options outstanding as of December 31, 2004 for each of the Named Executive Officers, and for all executive officers of the Company as a group.

                                                                   Average Price
                                                     Number of     Per Option
                                                      Options      Outstanding
Name                                                Outstanding      ($)(1)
-----------------------------------------------------------------------------
James J. Byrnes                                          12,100         31.20
Stephen E. Garner                                        55,635        29.431
James W. Fulmer                                          40,040        27.843
Stephen S. Romaine                                       31,664        32,897
Francis  M. Fetsko                                       27,596        35.025
All executive officers as a group                       267,651        31.790(2)

(1) This price represents the weighted average of the fair market value, as that term is defined in the stock option plan, of the Common Stock of the Company on the date that the options were granted.

(2) This price represents a weighted average of the exercise price of all of the options outstanding to all executive officers of the Company as of December 31, 2004.

Options Exercised and Value for Fiscal 2004

The following table sets forth information concerning the exercise of options by each Named Executive Officer during fiscal 2004 and the potential value of unexercised "in-the-money" options held by them as of the end of the fiscal year. Options are "in-the-money" if the fair market value of the underlying shares of Common Stock exceeds the exercise price of the option. The value of exercised options represents the difference between the fair market value of the shares of Common Stock on the date of exercise less the aggregate exercise price established on the grant date. The value of unexercised "in-the-money" options is based on the average price of the Company's Common Stock on December 31, 2004, the last trading day of fiscal 2004, of $48.63(1) per share, minus the exercise price, multiplied by the number of shares of Common Stock issuable upon exercise of the option. These values have not been, and may never be, realized.

               Aggregated Option Exercises During Fiscal 2004 and
                      Option Values on December 31, 2004(1)

                                                     Number of
                                                     Securities       Value of
                                                     Underlying       Unexercised In-
                                                     Unexercised      the-Money Options
                                                     Options at       at 12/31/04 ($)(1)
                       Shares                        12/31/04(#)
                       Acquired on    Value          Exercisable/     Exercisable/
Name                   Exercise (#)   Realized ($)   Unexercisable    Unexercisable
---------------------------------------------------------------------------------------
James J. Byrnes                  --             --   6050/6050        $105,451/$105,451
Stephen Garner                2,231   $     63,070   28,683/26,952    $816,206/$251,961
James W. Fulmer               7,260   $    156,743   19,964/20,076    $531,641/$300,654
Stephen S. Romaine               --             --   12,221/19,443    $325,820/$172,359
Francis M. Fetsko                --             --   9,074/18,522     $185,507/$189,947

(1)  Price adjusted for 10% stock dividend paid 2/15/05.

Equity Compensation Plan Information

The following table summarizes information, as of December 31, 2004, relating to equity compensation plans of the Company pursuant to which grants of options, restricted stock units or other rights to acquire shares may be granted from time to time.

                      Equity Compensation Plan Information

                                                                                            Number of securities
                                       Number of securities                                 remaining available for
                                       to be issued             Weighted-average            future issuance under
                                       upon exercise of         exercise price of           equity compensation plans
Plan Category                          outstanding options,     outstanding options,        (excluding securities
                                       warrants and rights      warrants and rights (1)     reflected in column (a))
                                               (a)                     (b)                             (c)
---------------------------------------------------------------------------------------------------------------------
Equity compensation plans approved                  631,828                   $33.5153                   567,154
by security holders(2)

Equity compensation plans not                             0                          0                         0
approved by security holders
Total                                               631,828                   $33.5153                   567,154

(1) This price represents the weighted average exercise price of all outstanding options.

(2) Includes the Tompkins Trustco, Inc. 2001 Stock Option Plan, the Tompkins County Trustco, Inc 1998 Stock Option Plan, and the Tompkins County Trust Company 1992 Stock Option Plan.

Deferred Profit-Sharing Plan

The Company has an Investment and Stock Ownership Plan (the "ISOP") that covers substantially all of the employees of the Company and its subsidiaries. The ISOP is a profit-sharing plan with a salary deferral arrangement meeting the requirements of Section 401(k) of the Internal Revenue Code of 1986, as amended. Pursuant to the ISOP, an employee may defer a portion of the employee's base pay, within limits specified in the ISOP. The ISOP further provides that the Company will match 100% of an employee's contribution up to 3% of the employee's base pay, and will match 50% of an employee's additional contribution to the ISOP that is greater than 3%, but not more than 5%, of the employee's base pay. In addition, the ISOP has an employer-funded profit sharing component. Profit sharing contributions are discretionary contributions determined by the Board of Directors and are limited to a maximum amount as stipulated in the ISOP. The ISOP allows employees to elect to defer a portion of their profit sharing component (which deferral is not eligible for matching by the Company), or to receive cash. Amounts contributed by the Company for the accounts of the Named Executive Officers are included as "All Other Compensation" in the Summary Compensation Table.

The Company also has the Tompkins Trustco, Inc. Employee Stock Ownership Plan (the "ESOP") which covers substantially all employees of the Company. The purpose of the ESOP is to permit the Company to make discretionary profit sharing contributions to employees in the form of shares of Common Stock in order to facilitate stock ownership by employees. Contributions are determined by the Board of Directors and are limited to a maximum amount as stipulated in the ESOP. Amounts accrued for the accounts of the Named Executive Officers are included as "All Other Compensation" in the Summary Compensation Table.

Retirement Plan

The Company has a non-contributory pension equity plan, the Tompkins Trustco, Inc. Retirement Plan (the "Retirement Plan"), which covers substantially all employees of the Company. The assets of the Retirement Plan are held in a separate trust and administered by the Pension Administration Committee of the Board of Directors.

                 Tompkins Trustco, Inc. Retirement Plan Table(1)
                                Years of Service

Average Final
Earnings                 15             20             25             30             35
-----------------------------------------------------------------------------------------
$    50,000.00          5,819          7,738         10,005         11,974         14,453
$    75,000.00          9,822         13,040         16,830         20,111         24,231
$   100,000.00         13,825         18,342         23,655         28,248         34,009
$   125,000.00         17,828         23,645         30,480         36,386         43,787
$   150,000.00         21,831         28,947         37,304         44,523         53,565
$   175,000.00         25,834         34,250         44,129         52,661         63,343
$   200,000.00         29,837         39,552         50,954         60,798         73,121

(1) A "grandfathering" multiplier based on age and service as of January 1, 2001 will increase the benefits of certain Tompkins Trust Company employees covered under the previous Tompkins County Trust Company Retirement Plan, including Mr. Byrnes and Mr. Fetsko.

The Retirement Plan provides a retirement benefit based on "Points" defined in the Retirement Plan as a combination of age plus years of service, multiplied by "Average Final Earnings," as that term is defined in the Plan. The benefits are not subject to a reduction for federal social security benefits.

Generally, compensation used for determination of benefits under the Retirement Plan includes wages and all other payments of compensation from the Company, as reported in all columns of the Summary Compensation Table above. Taxable compensation from stock options is excluded for all participants. For highly compensated employees, which includes all of the Named Executive Officers, incentive bonus compensation and taxable fringe amounts are excluded. The annual compensation used for benefit computations of each employee under the plan shall not exceed the IRC section 401(a)(17) annual compensation limit. Considering these limits, the five (5) year average annual compensation for plan years 2000-2004 is $189,000. As of December 31, 2004, Mr. Byrnes had 16 years of credited service under the Retirement Plan and his average annual compensation for purposes of the Retirement Plan was $189,000; Mr. Garner had 4 years of credited service under the Retirement Plan and his average annual compensation for purposes of the Retirement Plan was $189,000; Mr. Fulmer had 16 years of credited service under the Retirement Plan and his average annual compensation for purposes of the Retirement Plan was $189,000; Mr. Romaine had 4 years of credited service under the Retirement Plan and his average annual compensation for purposes of the Retirement Plan was $151,376; and Mr. Fetsko had 8 years of credited service under the Retirement Plan and his average annual compensation for purposes of the Retirement Plan was $131,285. Certain of the Company's employees, including Messrs. Byrnes and Fetsko, are covered by the Retirement Plan's "grandfathering" provisions, as a result of which their accrued benefit is increased by 100% and 60% respectively.

Under the plan normal retirement age is 65 with reduced benefit payments for early retirement following age 55 to age 65.

Supplemental Employee Retirement Plans

Tompkins Trust Company has a Supplemental Executive Retirement Agreement (a "SERP") covering James J. Byrnes. The SERP provides for a retirement benefit to Mr. Byrnes at age 65 equal to 50% of average earnings (as defined in the SERP) over the highest five preceding consecutive years. Benefits under the SERP are reduced by payments due under the Retirement Plan and federal social security benefits. Reduced benefits are payable in the event of retirement prior to age
65. The projected annual benefit to Mr. Byrnes at age 65 is $283,000, inclusive of payments from the Tompkins Trustco Retirement Plan, SERP and Social Security.

Stephen E. Garner, Stephen S. Romaine and certain officers of Mahopac National Bank have SERP agreements with the Company that provide for a retirement benefit at age 65 equal to 75% of final salary as defined in the SERP. Benefits under the SERPs are reduced by payments due under the Retirement Plan and federal social security benefits. Reduced benefits are payable in the event of retirement prior to age 65. The projected annual benefit to Mr. Garner at age 65 is $198,000, and the projected benefit to Mr. Romaine at age 65 is $120,000, inclusive of payments from the Tompkins Trustco Retirement Plan, SERP and Social Security.

The Bank of Castile has entered into certain executive supplemental income agreements that provide for specified deferred compensation benefits payable to certain highly compensated officers, including James W. Fulmer. Under these agreements, retirement benefits of up to 75% of the average salary during the participant's final five years of employment are due and payable to the participant. Retirement benefits under these agreements are reduced by payments due under the Retirement Plan and federal social security benefits. The projected benefit to Mr. Fulmer at age 65 is $178,000, inclusive of payments from the Tompkins Trustco Retirement Plan, supplemental income agreements and Social Security.

Deferred Compensation Plan for Selected Officers

The Company maintains a nonqualified deferred compensation plan for a select group of employees. This plan allows participating employees to defer receipt of all or a portion of bonuses and profit sharing payments otherwise payable to them until a future date. The Investment Committee, which is a subcommittee of the Executive/Compensation/Personnel Committee, directs the investment of these monies. Amounts deferred under the deferred compensation plan on the part of the Named Executive Officers are included as "Bonus" in the Summary Compensation Table.

Post-Retirement Life Insurance and Medical Insurance

The Company offers post-retirement life insurance coverage to employees who have worked for the Company for 10 or more years and who retire at or after age 55. All of the Named Executive Officers are entitled to receive life insurance coverage under this policy. Additionally, Tompkins Trust Company offers post-retirement medical coverage to certain employees who have worked for Tompkins Trust Company for 10 years and who retire at or after age 55. Medical coverage is contributory with contributions reviewed annually. Tompkins Trust Company assumes the majority of the cost for these benefits, while retirees share some of the cost through co-insurance and deductibles.

Stock Performance Graph

The information contained in the Stock Performance Graph section of this proxy statement shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that such information be treated as "soliciting materials" or specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

The following graph sets forth comparative information regarding the Company's cumulative return on its Common Stock over the five-year period ended December 31, 2004. Total stockholder return is measured by dividing cumulative dividends (assuming dividend reinvestment) plus the change in share price during the measurement period by the share price at the beginning of the measurement period. The Company's cumulative stockholder return for the five-year period based upon an initial investment of $100 is compared to the cumulative return of the NASDAQ Stock Market (U.S. Companies) and the SNL Securities L.P. Bank Index, assuming the reinvestment of dividends. The stock prices on the performance graph are not necessarily indicative of future stock price performance.

                            Total Return Performance

                            [GRAPHIC CHART OMITTED]

                                                            Period Ending
                           -----------------------------------------------------------------------------
Index                          12/31/99     12/31/00     12/31/01     12/31/02     12/31/03     12/31/04
--------------------------------------------------------------------------------------------------------
Tompkins Trustco, Inc.           100.00       101.13       150.20       168.96       199.16       237.45
NASDAQ Composite                 100.00        60.82        48.16        33.11        49.93        54.49
SNL Bank Index                   100.00       118.10       119.29       109.38       147.55       165.34

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock. Executive officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Except for the late filing disclosure set forth below, to the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during fiscal 2004, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were satisfied. A late Form 4 filing was made during fiscal 2004 for the following individual: John E. Alexander filed a Form 4 on 11/26/04 regarding the purchase of 1,500 shares of the Company's Common Stock on 11/10/04 and 1,000 shares of the Company's Common Stock on 11/18/04.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain directors and executive officers of the Company, members of their immediate families and companies or firms with which they are associated, were customers of, or had other transactions with, the Company in the ordinary course of business during fiscal 2004. Any and all loans and commitments to loan to such individuals were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features. As of December 31, 2004, the balance of all such loans included in total loans was $1,608,000. None of the loans outstanding to directors or executive officers of the Company, or members of their immediate families or companies or firms with which they are associated, were nonperforming at December 31, 2004.

James R. Hardie, a director of the Company and Vice Chairman of Tompkins Insurance Agencies, is the managing member of a limited liability company that leases space to Tompkins Insurance Agencies, located in Attica, New York. The total amount paid to the limited liability company in fiscal 2004 was $36,000. The Company expects a similar level of payments in fiscal 2005.

Michael H. Spain, a director of the Company and of Mahopac National Bank, is the president and owner of the Spain Agency, Inc. an insurance agency that placed the Company's current workers compensation and statutory disability insurance coverages during fiscal year 2004.

William D. Spain, Jr., a director of the Company and a director and Chairman of Mahopac National Bank, is Managing Partner of Spain & Spain, PC, a firm that provides legal services to Mahopac National Bank.

       REPORT OF THE AUDIT/EXAMINING COMMITTEE OF THE BOARD OF DIRECTORS

The information contained in this report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

The Audit/Examining Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit/Examining Committee is composed of three non-employee directors, all of whom are "independent directors" under Section 121(A) of the AMEX listing standards and Rule 10A-3 under the Exchange Act.

The Audit/Examining Committee operates under a written charter approved by the Board of Directors, a copy of which was included as Appendix A to the Company's fiscal 2003 proxy statement, filed with the SEC on April 6, 2004. The Audit/Examining Committee's primary duties and responsibilities are: to oversee the Company's accounting and financial reporting process and the audit of the Company's financial statements and to monitor the integrity of the Company's financial statements; to monitor the independence and qualifications of the Company's independent auditor; monitor the performance of the Company's independent auditor and internal auditing department; provide an avenue of communication among the Company's independent auditor, management, the internal auditing department, and the Board of Directors; and to monitor compliance by the Company with legal and regulatory requirements. The Audit/Examining Committee is also directly responsible for the appointment and compensation of the Company's independent auditor.

The Audit/Examining Committee met six times during fiscal 2004 and reports to the Board of Directors on a quarterly basis. The Audit/Examining Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Audit/Examining Committee's meetings include, whenever appropriate, executive sessions with the Company's independent auditors and with the Company's internal auditors, in each case without the presence of the Company's management.

The Audit/Examining Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities. It has direct access to the independent auditors and to any employee or officer of the Company it deems necessary. The Audit/Examining Committee has the ability to retain, at the Company's expense and at compensation it deems appropriate, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

Management is responsible for the Company's internal controls and financial reporting process. The Company's independent accountants, KPMG LLP ("KPMG"), are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon.

In connection with its responsibilities, the Audit/Examining Committee met with management and with KPMG to review and discuss the Company's audited consolidated financial statements for the fiscal year ended December 31, 2004. The Audit/Examining Committee also discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), received written disclosures and a letter from KPMG required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees), and has discussed with KPMG its independence.

Based upon the Audit/Examining Committee's discussions with management, the Company's internal auditor, and KPMG and the Audit/Examining Committee's review of the information described in the preceding paragraph, the Audit/Examining Committee recommended to the Board of Directors that the Company's audited consolidated financial statements for the fiscal year ended December 31, 2004, be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004, for filing with the SEC.

Members of the Audit/Examining Committee:

William W. Griswold, Chair               John E. Alexander

Thomas R. Salm                           Bonnie H. Howell, Alternate

Independent Auditors

The Audit/Examining Committee has retained KPMG to continue as independent auditors and to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2005. A representative of KPMG is expected to attend the Meeting and will have an opportunity to make statements and respond to appropriate questions from stockholders.

Audit and Non-Audit Fees

KPMG is the Company's independent auditor. The following table sets forth the aggregate fees billed to the Company for the fiscal years ended December 31, 2004 and December 31, 2003 by KPMG:

                                        2004                    2003
                                      --------                --------
Audit Fees:                           $226,500                $215,500
Audit-Related Fees:                   $225,000                $  6,900
Tax Fees:                             $ 83,310                $ 96,425
All Other Fees:                       $  4,900                $      0

Audit Fees: These are fees for professional services rendered for the audit of the Company's consolidated annual financial statements and review of the consolidated financial statements included in the Company's quarterly reports on Form 10-Q.

Audit-Related Fees: These are fees for assurance and related services that are reasonably related to performance of audit or review of Tompkins Trust Company's consolidated financial statements and are traditionally performed by Tompkins Trust Company's independent accountant. More specifically, these include fees billed in fiscal 2004 for audit of internal controls over financial reporting in accordance with the Public Company Accounting Oversight Board, including FDICIA reporting, and in fiscal 2003 for the Federal Home Loan Bank collateral maintenance audit at Tompkins Trust Company and fees billed for audit of Tompkins Trust Company's split dollar life insurance policy.

Tax Fees: These are fees for professional services rendered regarding tax compliance, tax advice or tax planning. More specifically, these include fees billed for tax return preparation, quarterly estimates, tax planning and tax related research.

All Other Fees: These are fees for all other products and services provided by the Company's independent accountant that do not fall within the previous categories. More specifically, these include fees for review of the SEC Form S-3, Tompkins Trustco, Inc. Dividend Reinvestment and Direct Stock Purchase and Sale Plan.

All non-audit services were reviewed with the Audit/Examining Committee, which concluded that the provision of such services by KPMG was compatible with the maintenance of that firm's independence and the conduct of its auditing functions.

Audit/Examining Committee Pre-Approval Policy

The Audit/Examining Committee pre-approves all audit services and permitted non-audit services (including the fees and terms of such services), other than non-audit services falling within the de minimis exception described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit/Examining Committee prior to the completion of the audit, to be provided to the Company by its independent auditor. The Audit/Examining Committee may delegate to one or more designated members of the Audit/Examining Committee the authority to grant pre-approvals of audit services and permitted non-audit services, provided that decisions of such designated member(s) to pre-approve one or more such services shall be reported to the full Audit/Examining Committee at its next scheduled meeting.

All audit and non-audit services provided by the Company's independent auditor for fiscal 2004 and fiscal 2003 were pre-approved by the Company's Audit/Examining Committee.

                              STOCKHOLDER PROPOSALS

If any stockholder desires to have a proposal formally considered at the 2006 annual meeting of stockholders and included in the proxy statement and proxy for that meeting, the Corporate Secretary must receive the proposal in writing no later than December [__], 2005.

For proposals to be considered at an annual meeting, the stockholder must have given timely notice thereof in writing to the Corporate Secretary not less than 45 days prior to the anniversary of the date on which the Company first mailed its proxy materials for its immediately preceding annual meeting of stockholders (as specified in the Company's proxy materials for its immediately preceding annual meeting of stockholders). To be timely for the 2006 annual meeting, a stockholder's notice must be delivered to or mailed and received by the Corporate Secretary at the principal executive offices of the Company by February [__], 2006.

In addition, the proxy solicited by the Board of Directors for the 2006 annual meeting of stockholders will confer discretionary authority to vote on (i) any proposal presented by a stockholder at that meeting for which the Company has not been provided with notice prior to February [__], 2006, and (ii) on any other proposal (notwithstanding timely notice), if the 2006 proxy statement briefly describes the matter and how management will direct the proxy holders to vote on it, if the stockholder does not comply with the requirements of Rule 14a-4(c)(2) under the Securities Exchange Act of 1934, as amended.

                                    FORM 10-K

A copy of the Company's Annual Report on Form 10-K filed with the SEC is available without charge at our website (http://www.tompkinstrustco.com) or by writing to: Tompkins Trustco, Inc., ATTN: Francis M. Fetsko, Executive Vice President & Chief Financial Officer, P.O. Box 460, Ithaca, New York 14851. In addition, the Annual Report on Form 10-K (with exhibits) is available at the SEC's Internet site (http://www.sec.gov).

                                  OTHER MATTERS

The Board of Directors knows of no business to be presented for stockholder action at the Meeting other than (1) the election of directors, (2) the approval of the Amended and Restated Bylaws of the Company and (3) the approval of the Amended Retainer Plan, as set forth in Proposals 1, 2 and 3, respectively, in this proxy statement. If any additional matters should be presented, it is intended that the enclosed proxy will be voted in accordance with the judgment of the person or persons acting under the proxy.

Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the Meeting, you are urged to vote your proxy promptly. You may vote by telephone, via the Internet, or mark, sign, date, and return the enclosed proxy card without delay in the accompanying pre-addressed postage-paid envelope. Your proxy may be revoked prior to its exercise by filing with the Company's Corporate Secretary prior to the Meeting a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Meeting, filing a written notice of revocation with the Corporate Secretary at the Meeting prior to the vote, and voting in person.


Dated:  April [8], 2005               By Order of the Board of Directors

                                      /s/ LINDA M. CARLTON
                                      ------------------------------------------
                                      Linda M. Carlton
                                      Asst. Vice President & Corporate Secretary

                                                                      APPENDIX A

                              AMENDED AND RESTATED

                                     BYLAWS

                                       OF

                             TOMPKINS TRUSTCO, INC.
                      (Effective as of _____________, 2005
                      ------------------------------------


                                    ARTICLE I
                                    ---------
                                      NAME
                                      ----

The name of the Corporation is Tompkins Trustco, Inc.

                                   ARTICLE II
                                   ----------
                                    LOCATION
                                    --------

SECTION 1. Principal Office. The principal office of the Corporation shall be located in the County of Tompkins, State of New York.

SECTION 2. Additional Offices. The Corporation may also have offices at such other places within or without the State of New York as the Board of Directors may designate.

                                   ARTICLE III
                                   -----------
                             MEETING OF STOCKHOLDERS
                             -----------------------

SECTION 1. Annual Meeting. The annual meeting of the stockholders of the Corporation shall be held in each calendar year at such time and place as may be fixed by the Board of Directors and stated in the notice, for the election of directors and for the transaction of such other business as may properly be brought before such meeting.

SECTION 2. Special Meetings. Special meetings of the stockholders of the Corporation may be held at any time in the interval between annual meetings. Special meetings may be called by the Board of Directors or by the Chief Executive Officer, and shall be called by the Corporate Secretary or an Assistant Secretary at the request in writing of the holders of at least 51% of the outstanding shares of the Corporation entitled to vote. Such written request shall state the purpose or purposes of the meeting and matters proposed to be acted upon thereat. Each special meeting of the stockholders shall be held at such time as the Board of Directors or the person calling the meeting (the Chief Executive Officer, Corporate Secretary or Assistant Secretary, as the case may
be) shall determine and the notice of meeting shall specify. Nothing contained herein shall limit the right and power of the Board of Directors and stockholders to require a special meeting as may otherwise be prescribed by statute.

SECTION 3. Place of Meetings. Annual and special meetings of the stockholders of the Corporation shall be held at the principal office of the Corporation or at such other place within or without the State of New York as the Board of Directors or the person calling the meeting shall determine and as the notice of the meeting shall specify.

SECTION 4. Notice of Meetings; Waiver. Written notice of the date, time and place of all meetings of the stockholders shall be given electronically, personally, or by mail, not less than 10 days nor more than 60 days before the date fixed for the meeting, to each stockholder entitled to vote at such meeting. Unless the meeting is an annual meeting, such notice must state the purpose or purposes for which the meeting is called and must indicate that it is being issued by or at the direction of the person or persons calling the meeting. The notice need not refer to the approval of minutes or to other matters normally incident to the conduct of the meeting. If, at any meeting, action is proposed to be taken which would, if taken, entitle dissenting stockholders to receive payment for their shares, the notice of such meeting shall include a statement of that purpose and to that effect and shall be accompanied by a copy of section 623 of the New York Business Corporation Law. If mailed, notice shall be deposited in the United States mail, with first-class postage thereon paid, directed to the stockholder at his or her address as it appears on the record of stockholders, or, if he or she shall have filed with the Corporate Secretary of the Corporation, a written request that notices intended for him or her be mailed to some other address, then directed to him or her at such other address. If the notice of meeting is given electronically, such notice is given when directed to the stockholder's electronic mail address as supplied by the stockholder to the Corporate Secretary or as otherwise designated by the stockholder's authorization or instruction.

         The notices, as provided for in this Section 4 of Article III of these Bylaws, are not required to be given to any stockholder who submits a signed waiver (including a facsimile signature) of notice whether before or after the meeting. Waiver of notice may be written or electronic. If written, the waiver must be executed by the stockholder or the stockholder's authorized officer, director, employee or agent. If electronic, the transmission of the waiver must either set forth or be submitted with information from which it can reasonably be determined that the transmission was authorized by the stockholder. The attendance of any stockholder at a meeting, in person or by proxy, without protesting prior to the conclusion of the meeting the lack of notice of such meeting, shall constitute a waiver of notice by such stockholder. No notice of an adjourned meeting of stockholders need be given, unless the Board of Directors fixes a new record date for the adjourned meeting.

SECTION 5. Record Dates. For the purposes of determining the stockholders entitled to notice of or to vote at any stockholders' meeting or any adjournment thereof, the Board of Directors may fix a date of record for such determination, which shall not be more than 60 days nor less than 10 days before the date of such meeting. In the event such record date and time are fixed by the Board of Directors, no one other than the holders of record on such date and time of shares entitled to notice and to vote at such meeting shall be entitled to notice of or to vote at such meeting or any adjournment thereof. For the purpose of determining stockholders entitled to receive payment of any dividend or the allotment of any rights, or for the purpose of any other action, the Board of Directors may fix a date of record for such determination, which shall not be more than 60 days prior to such action, and in such case only stockholders of record at the date and time so fixed shall be entitled to receive such dividend or rights.

SECTION 6. List of Stockholders. A list of stockholders as of the record date, certified by the corporate officer responsible for its preparation or by the transfer agent, shall be produced at any meeting of the stockholders upon request thereat or prior thereto of any stockholder. If the right to vote at any meeting is challenged, the inspectors of election, or person presiding thereat, shall require such list of stockholders to be produced as evidence of the rights of the persons challenged to vote at such meeting, and all persons who appear from such list to be stockholders entitled to vote thereat may vote at such meeting.

SECTION 7. Quorum. At all meetings of stockholders, except as otherwise provided by law or the Corporation's certificate of incorporation, a quorum shall exist if there is present in person or represented by proxy holders of a majority of the shares of the Corporation outstanding and entitled to vote at such meeting. When a quorum is present, it is not broken by the subsequent withdrawal of any stockholders.

SECTION 8. Adjournment. The stockholders entitled to vote who are present in person or by proxy at any meeting of stockholders, whether or not a quorum shall be present at the meeting, shall have power by a majority vote to adjourn the meeting from time to time without notice other than announcement at the meeting of the time and place to which the meeting is adjourned. At any adjourned meeting at which a quorum shall be present any business may be transacted that might have been transacted on the original date of the meeting and the stockholders entitled to vote at the meeting on the original date (whether or not they were present thereat), and no others, shall be entitled to vote at such adjourned meeting.

SECTION 9. Voting; Proxies. Each stockholder of record shall be entitled at every meeting of stockholders to one vote for each share having voting power standing in his or her name on the record of stockholders of the Corporation on the record date fixed pursuant to Section 5 of Article III of these Bylaws. Each stockholder entitled to vote at a meeting of stockholders may vote in person, or may authorize another person or persons to act for him or her by proxy. Any proxy may be signed by such stockholder or his or her duly authorized attorney-in-fact, including by facsimile signature, and shall be delivered to the secretary of the meeting, or may be authorized by telegram, cablegram or other electronic transmission provided that it can be reasonably determined from such telegram, cablegram or other electronic transmission that such proxy was authorized by the stockholder. The signature of a stockholder on any proxy, including without limitation a telegram, cablegram or other electronic transmission, may be printed, stamped or written, or provided by other reliable reproduction, provided such signature is executed or adopted by the stockholder with intention to authenticate the proxy. Nothing contained herein shall or is intended to limit the manner in which a stockholder may authorize another person or persons to act for him or her as proxy under applicable law. No proxy shall be valid after the expiration of 11 months from the date of its execution unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the stockholder executing it, except as otherwise provided by law. Directors elected at any meeting of the stockholders shall, except as otherwise provided by law or the Corporation's certificate of incorporation, be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election. All other corporate action to be taken by vote of the stockholders shall, except as otherwise provided by law, the Corporation's certificate of incorporation or these Bylaws, be authorized by a majority of the votes cast in favor or against such action at a meeting of stockholders by the holders of shares entitled to vote thereon.

SECTION 10. Conduct of Meetings. Meetings of the stockholders shall be presided over by the Chairman of the Board of Directors, if any, or, in his or her absence, by the Chief Executive Officer of the Corporation, or, in the absence of both of them, by the President, if any, or, in the absence of all such officers, by a chairman to be chosen at the meeting. The Corporate Secretary shall act as secretary of the meeting.

SECTION 11.  Stockholder Business; Advance Notice Procedures.
             -----------------------------------------------

         (a) At an annual or special meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before a meeting of stockholders business must be (i) specified in the notice of the meeting given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a stockholder in accordance with this Section 11, of
Article III of these Bylaws.

         (b) For business to be properly brought before an annual meeting by a stockholder, the stockholder must (i) be a stockholder of record of the Corporation at the time of giving of notice provided for in this Section 11,
(ii) be entitled to vote at the meeting, and (iii) have complied with the notice procedures set forth in this Section 11.

         (c) For business to be properly brought before an annual meeting by a stockholder: (i) the stockholder must have given timely notice thereof in writing to the Corporate Secretary and (ii) the subject matter thereof must be a matter which is a proper subject matter for stockholder action. To be considered timely, a stockholder's notice shall be delivered to the Corporate Secretary at the principal executive offices of the Corporation not less than the close of business on the 120th calendar day prior to the date on which the Corporation first mailed its proxy materials for the previous year's annual meeting of stockholders; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed (other than as a result of adjournment) by more than 30 days from the anniversary of the previous year's annual meeting, notice by the stockholder to be timely must be delivered not later than the close of business on the later of the 60th calendar day prior to such annual meeting or the 10th calendar day following the day on which public announcement of the date of such meeting is first made. Such stockholder's notice shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a description in reasonable detail of the business desired to brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made, (iii) the number of shares of the Corporation that are owned beneficially and of record by the stockholder proposing such business and by the beneficial owner, if any, on whose behalf the proposal is made, and (iv) any personal or other material interest of such stockholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made in such business. In addition, a stockholder seeking to submit such business at an annual meeting shall promptly provide any other information reasonably requested by the Corporation.

         (d) In no event shall the public announcement of an adjournment of an annual meeting or special meeting of stockholders commence a new time period for the giving of a stockholder's notice as described herein.

         (e) Any stockholder or stockholders seeking to call a special meeting pursuant to Article III, Section 2 of these Bylaws shall provide information comparable to that required by subparagraph (c) of this Section 11, of this Article III, in any request made pursuant to such Article and Section.

         (f)      Notwithstanding the provisions of this Section 11of this
Article III, a stockholder must also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in this Section 11 of this
Article III. For purposes of this Article III, Section 12, "public announcement" means disclosure in a press release reported by the Dow Jones News Service, Associated Press, or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended, or furnished to stockholders.

         (g) The determination of whether any business sought to be brought before any annual or special meeting of stockholders is properly brought before the meeting in accordance with the procedures set forth in this Section 11, will be made by the presiding officer of the meeting. If the presiding officer determines that any business is not properly brought before such meeting, he or she will so declare to the meeting and any such business will not be conducted or considered.

SECTION 12. Inspectors of Election. In advance of any meeting of the stockholders or adjournment thereof, the Board of Directors shall appoint one or more inspectors to act and make a written report thereof. The Board of Directors may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed, or if such persons are unable to act at a meeting of the stockholders, the person presiding at the meeting shall appoint one or more inspectors. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to faithfully execute the duties of the inspector at such meeting with strict impartiality and according to the best of his or her abilities.

Inspectors shall determine the number of shares outstanding and entitled to vote, the shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result and do such other acts as are proper to conduct the vote or election with fairness to all stockholders. On request of the person presiding at the meeting or any stockholder entitled to vote thereat, the inspector shall make a report in writing of any challenge, question, or matter determined by them and execute a certificate of any fact found by them. Any report or certificate so made shall be prima facie evidence of the facts stated and of the vote as certified by them.

SECTION 13. Action Without a Meeting. Whenever stockholders are required or permitted to take any action by vote, such action may be taken without a meeting on written consent, setting forth the action so taken, signed by the holders of all outstanding shares entitled to vote thereon. Such written consent shall have the same effect as a unanimous vote of stockholders.

                                   ARTICLE IV
                                   ----------
                               BOARD OF DIRECTORS
                               ------------------

SECTION 1. Election and Powers. The Board of Directors shall have the management and control of the affairs and business of the Corporation. The directors shall be elected by the stockholders at each annual meeting of stockholders and each director shall serve until the expiration of the term for which he or she is elected, and until his or her successor has been elected or appointed and qualified, unless his directorship be theretofore vacated by resignation, death, removal or otherwise.

SECTION 2. Number. The number of directors constituting the entire Board of Directors shall not be less than seven (7) nor more than nineteen (19), the exact number within such limits to be decided by the Board of Directors of the Corporation by resolution of the Board of Directors adopted prior to the election of directors at the annual meeting of stockholders. In the absence of such resolution the number of directors to be elected at such Annual Meeting shall be the number last fixed by the Board of Directors. Any board action designating a change in the number of directors shall require a vote of a majority of the entire board. The "entire board", as used in this Article, shall mean the total number of directors which the Corporation would have if there were no vacancies.

SECTION 3. Classification of Board. The Board of Directors shall be divided into three classes in respect of term of office, each class to contain as near as may be one-third of the whole number of the board as is possible, with terms of office of one class expiring at each annual meeting of stockholders. At each annual meeting of stockholders, one class of directors shall be elected to hold office until the third succeeding annual meeting of stockholders. In the event that the number of directors constituting the Board of Directors shall change, any newly created directorship or any decrease in directorships shall be apportioned among the classes as to make all classes as nearly equal in number as possible; and, when the number of directors is increased by the board and any newly created directorships are filled by the board, there shall be no classification of the additional directors until the next annual meeting of stockholders.

SECTION 4. Mandatory Retirement. The age of 72 is the mandatory retirement age for all directors. No person who has attained the age of 72 as of the date of the annual meeting of stockholders may stand for election or re-election to any director's position to be filled at such meeting. A director's term shall expire at the end of the calendar quarter in which he reaches age 72.

SECTION 5. Vacancies. Newly created directorships resulting from an increase in the number of directors and vacancies in the Board of Directors created for any reason except the removal by the stockholders of a director or directors, may be filled by affirmative vote of two-thirds of the directors then in office, notwithstanding the existence of less than a quorum. A director elected by the Board of Directors to fill a vacancy under this Section 5 of Article IV shall hold office until the next meeting of stockholders at which the election of directors is in the regular order of business, and until his or her successor has been duly elected or appointed and qualified.

SECTION 6. Removal. Any director of the Corporation may be removed "for cause", at any meeting of the stockholders notice of which shall have referred to the proposed action, by vote of the holders of a majority of the shares cast and entitled to vote in the election of directors.

SECTION 7. Resignation. Any director of the Corporation may resign at any time by giving his or her resignation to the Chairman of the Board, the Vice Chairman of the Board or the President. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

SECTION 8. Meetings of the Directors. The Board of Directors shall hold special and regular meetings of the Board of Directors at such times as the Board of Directors may determine; provided, however, that the board shall hold regular meetings no less frequently than quarterly. The Board of Directors shall hold an annual meeting each calendar year at such time and place as the directors shall determine. Special meetings of the Board of Directors shall be held at any time, upon call from the Chairman of the Board, the Vice Chairman of the Board, the President or at least three of the directors.

SECTION 9. Place of Meetings. Meetings of the Board of Directors shall be held at the principal office of the Corporation or at such other place, within or without the State of New York, as the Board of Directors may from time to time determine.

SECTION 10. Notice of Meeting. Notice of each regular, special or annual meeting of the Board of Directors, stating the time and place thereof shall be given by the Corporate Secretary, any Assistant Secretary or any member of the board to each member of the board not less than two days before the meeting by depositing such notice in the United States mail, with first-class mail postage thereon prepaid, directed to each member of the board at his or her residence or usual place of business appearing on the records of the Corporation, or by either delivering the same to a director personally, or sending the same by electronic mail, facsimile or telegraph to the address designated by him or her for such purpose. In the event a meeting is to be held on the same day upon which it is called, each director shall be notified on that day by telephone or by personal notice or by telecopy or by electronic mail or by leaving a written notice at his or her residence or place of business. The notice need not specify the purpose of the meeting. No notice of any adjourned meeting of the Board of Directors need be given other than by announcement at the meeting, subject to the provisions of Section 11 of this Article.

SECTION 11. Waiver of Notice. Notice of a meeting need not be given to any director who submits a signed waiver thereof, whether before, during or after the meeting, nor to any director who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to him or her.

SECTION 12. Quorum. A majority of the entire board shall be necessary to constitute a quorum for the transaction of business or of any specified item of business at each meeting of the Board of Directors; but if at any meeting there be less than a quorum present, a majority of those directors present may adjourn the meeting to another time and place without notice other than by announcement at the meeting, until a quorum shall attend. At any such adjournment, at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally called. Except as otherwise prescribed by law or by the Corporation's certificate of incorporation, the vote of a majority of the directors present, if a quorum is present at such time, shall constitute the action of the Board of Directors.

SECTION 13. Action Without a Meeting. Any action required or permitted to be taken by the Board of Directors or any committee thereof at a duly held meeting may be taken without a meeting if all members of the Board of Directors or the committee consent in writing to the adoption of a resolution authorizing the action. Such resolution and the written consents thereto by the members of the Board of Directors or committee shall be filed with the minutes of the proceedings of the Board of Directors or the committee.

SECTION 14. Personal Attendance by Conference Communication Equipment. Any one or more members of the Board of Directors or any committee thereof may participate in a meeting of such board or committee by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at the meeting.

SECTION 15. Compensation. Directors may receive compensation for their services as directors as determined from time to time by the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent, employee or otherwise, and receiving compensation therefor.

SECTION 16. Designation of Committees. The Board of Directors, by resolution or resolutions adopted by a majority of the entire board, shall designate from among its members an executive committee, compensation committee, audit committee, nominating committee, a corporate governance committee or any other committee, each consisting of three or more directors, and may designate from among its members other committees, each consisting of such number of directors as the board may from time to time determine, provided that the composition of each committee shall comply with all applicable independence, expertise and such other requirements prescribed from time to time by applicable law or stock exchange rules. Nothing in this Section 16 of Article IV will be construed to preclude combining the duties, responsibilities and purposes of one named committee into one committee, so that, for example, the corporate governance committee may also perform the duties of the nominating committee, unless otherwise prohibited by applicable law or stock exchange rules. The executive committee shall have, and may exercise between meetings of the Board of Directors, all the powers of the Board of Directors in the management of the business and affairs of the Corporation, and other committees shall have those powers conferred upon them by the Board of Directors, except that no committee shall have power:

                  (a) to submit to stockholders any action requiring stockholder approval;

                  (b) to fill vacancies in the Board of Directors or in any committee thereof;

                  (c) to fix compensation of directors for service on the Board of Directors or any committee thereof;

                  (d)      to repeal, amend or adopt bylaws;

                  (e) to amend or repeal any board resolution which is not, by its terms, amendable or repealable by such committee;

In the absence of any member of the executive committee or of any other committee, the members thereof present at any meeting may appoint a member of the Board of Directors previously designated by the Board of Directors as a committee alternate to act in place of such absent member. The Board of Directors shall have the power at any time to change the membership of any committee, to fill vacancies in it, or dissolve it. The executive committee and any other committee may make rules for the conduct of its business, and may appoint such committees and assistants as may from time to time be necessary, unless the Board of Directors shall provide otherwise. A majority of the members of the executive committee and of any other committee shall constitute a quorum unless otherwise required by applicable law or stock exchange rules. The executive committee and any other committee shall keep minutes of all meetings of such committee, which minutes shall be made available to the Board of Directors, and shall make regular reports to the Board of Directors. Members of any committee of the Board of Directors, except salaried officers who also serve as directors, may receive such compensation for their services as the Board of Directors shall from time to time determine.

                                   ARTICLE V
                                   ---------
                                    OFFICERS
                                    --------

SECTION 1. Election of Officers. The Board of Directors, at the annual meeting thereof, shall elect a Chief Executive Officer, President (the office of Chief Executive Officer and President may be held by the same person), one or more Vice Presidents, a Corporate Secretary and a Treasurer, and may elect a Chairman of the Board, a Vice Chairman of the Board and such other officers as it may determine, and may at any other meeting and from time to time elect or appoint such additional officers as it may determine. Such additional officers shall have such authority and perform such duties as the board of directors may from time to time prescribe. The Chief Executive Officer, President, Chairman of the Board, if so elected, and Vice Chairman of the Board, if so elected, shall hold office until the next annual meeting of the Board of Directors and until their successors are elected, unless sooner disqualified or removed in the manner provided in Section 3 of this Article V. All other officers appointed or elected by the board shall serve at the pleasure of the Board of Directors or until his or her successor shall have been duly elected or appointed and qualifies, or until he or she shall have resigned, shall have deceased or shall have been removed in the manner provided in Section 3 of this Article V. Any vacancies in the above offices shall be filled by the Board of Directors at any duly held meeting thereof.

SECTION 2. Removal. Any officers of the Corporation may be removed with or without cause by a vote of the Board of Directors of the Corporation at a meeting called for that purpose whenever in its judgment the best interests of the Corporation may be served thereby.

SECTION 3. Compensation. The compensation committee, or in the absence of the compensation committee, a majority of the independent directors on the Board of Directors of the Corporation, shall determine, or recommend to the Board for determination, the salary and other compensation of the Chief Executive Officer of the Corporation, and the salaries and compensation of such other officers of the Corporation as shall be determined by the Board of Directors.

SECTION 4. Chairman of the Board. The Chairman of the Board, if there be one, shall preside at all meetings of the stockholders and meetings of the Board of Directors and shall perform such other duties as the Board of Directors may direct. The Chairman of the Board may be designated as Chief Executive Officer of the Corporation, and if so designated, shall have general supervision of the policies of the Corporation subject to the direction and control of the Board of Directors.

SECTION 5. Vice Chairman of the Board. The Vice Chairman of the Board, if there be one, shall serve as chairman of the executive committee. He or she shall act in the absence of or inability of the Chairman of the Board to act. In the absence of the Chairman of the Board, the Vice Chairman of the Board shall have the same powers given to the Chairman of the Board as contained in all Sections of these Bylaws.

SECTION 6. The Chief Executive Officer. The Chief Executive Officer shall, under the control of the Board of Directors and the executive committee, have the general management of the Corporation's business affairs and property and shall exercise general supervision over all activities of the Corporation and the other officers. If there be no Chairman of the Board or Vice Chairman of the Board, or in his, her or their absence or inability to act, the Chief Executive Officer shall perform all duties of the Chairman of the Board, subject, however, to the control of the Board of Directors (or the executive committee).

SECTION 7. President. The President of the Corporation shall, subject to the direction of the Board of Directors (or the executive committee) and subject to the supervision, control and authority of the Chief Executive Officer, have general management of the business and affairs of the Corporation. In the absence or incapacity of the Chief Executive Officer the powers and duties of that office shall be vested in the President, subject, however, to the control of the Board of Directors (or the executive committee).

SECTION 8. Vice Presidents. Any one or more of the Vice Presidents may be designated by the Board of Directors (or the executive committee) as an Executive Vice President or Senior Vice President. At the request of the President, or in his or her absence or during his or her disability, the Executive Vice President shall perform the duties and exercise the functions of the President. If there be no Executive Vice President, or if there be more than one, the Board of Directors (or the executive committee) shall determine which one or more of the Vice Presidents shall perform any of such duties or exercise any of such functions. Each Vice President shall have such other powers and duties as may be properly designated by the Board of Directors (or the executive committee) and the Chief Executive Officer, or such other executive officer(s) or committee of the Board of Directors as authorized by the Board of Directors.

SECTION 9. Corporate Secretary. The Corporate Secretary shall keep full minutes of all meetings of the stockholders and of the Board of Directors in books provided for that purpose. The Corporate Secretary shall see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law. The Corporate Secretary shall be the custodian of the records and of the seal or seals of the Corporation. The Corporate Secretary shall affix the corporate seal to all documents, the execution of which on behalf of the Corporation, under the seal, is duly authorized by the Board of Directors (or executive committee), and when so affixed may attest the same. The Corporate Secretary shall have such other powers and duties as may be properly designated by the Board of Directors (or the executive committee) and the Chief Executive Officer, or such other executive officer(s) or committee of the Board of Directors as authorized by the Board of Directors.

SECTION 10. Treasurer. The Treasurer shall be the Chief Financial Officer of the Corporation and shall keep correct and complete books and records of account for the Corporation. Subject to the control and supervision of the Board of Directors (or the executive committee) and the Chief Executive Officer, or such other executive officer(s) or committee of the Board of Directors as the Board of Directors may designate, the Treasurer shall handle all receipts, deposits, disbursements and banking arrangements and any other financial matters on behalf of the Corporation. The Treasurer shall perform all other duties incident to the office of Treasurer and shall have such other powers and duties as may be properly designated by the Board of Directors (or the executive committee) and the Chief Executive Officer, or such other executive officer(s) or committee of the Board of Directors as the Board of Directors may designate.

SECTION 11. Assistant and Subordinate Officers. The Board of Directors (or the executive committee) may elect one or more Assistant Treasurers, one or more Assistant Secretaries and such other subordinate officers or agents as it may deem proper from time to time, who shall hold office at the pleasure of the Board of Directors (or the executive committee). Such additional officers shall have such authority and perform such duties as the Board of Directors (or the executive committee) may from time to time prescribe. The Board of Directors may from time to time authorize the Chief Executive Officer or such other executive officer or committee of the Board of Directors to appoint and remove such assistant and subordinate officers and agents and prescribe the powers and duties thereof.

SECTION 12. Retirement. An officer of the Corporation may be compelled to retire from service at the end of the calendar year in which he or she reaches the age of 65 years, provided that such officer's compulsory retirement is otherwise permitted by applicable state and federal law. In any event, any officer whose compulsory retirement is allowable by law may continue to serve if requested by the Board of Directors and approved by an affirmative vote of the majority of the entire Board of Directors.

                                   ARTICLE VI
                                   ----------
                               SHARE CERTIFICATES
                               ------------------

SECTION 1. Form and Signatures. The interest of each stockholder of the Corporation shall be evidenced by certificates for shares in such form not inconsistent with the law or the Corporation's certificate of incorporation, and any amendments thereof, as the Board of Directors may from time to time prescribe. The share certificates shall be signed by the Chairman of the Board or Vice-Chairman of the Board or the President or a Vice President and by the Corporate Secretary or an Assistant Secretary or the Treasure or an Assistant Vice Treasurer, and may be sealed with the seal of the Corporation or facsimile thereof. Where any share certificate is countersigned by a transfer agent or registered by a registrar, other than the Corporation itself or its employees, or if the shares are listed on a registered national security exchange, the signatures of any such Chairman of the Board, Vice-Chairman of the Board, President, Vice President, Corporate Secretary, Assistant Secretary, Treasurer or Assistant Treasurer may be facsimiles engraved or printed. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before the share certificate is issued, such certificate may be issued by the Corporation with the same effect as if such person had not ceased to be such officer.

SECTION 2. Transfer of Shares. Shares of the Corporation shall be transferable on the books of the Corporation by the holder thereof, in person or by duly authorized attorney, upon the surrender of the certificate representing the shares to be transferred, properly endorsed. Except as otherwise provided by law, the Corporation shall be entitled to treat the holder of record of any share as the owner thereof and shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person whether or not it shall have express or other notice thereof. The Board of Directors, to the extent permitted by law, shall have power and authority to make all rules and regulations as it may deem expedient concerning the issue, transfer and registration of share certificates and may appoint one or more transfer agents and registrars of the shares of the Corporation.

SECTION 3. Mutilated, Lost, Stolen or Destroyed Certificates. The holder of any certificates representing shares of the Corporation shall immediately notify the Corporation of any mutilation, loss, theft or destruction thereof, and the Board of Directors may, in its discretion, cause one or more new certificates, for the same number of shares in aggregate, to be issued to such holder upon the surrender of the mutilated certificate, or, in case of an alleged loss, theft or destruction of the certificate, upon satisfactory proof of such loss, theft or destruction and the deposit of indemnity, by way of bond or otherwise, in such form and amount and with such sureties as the Board of Directors may require, to indemnify the Corporation and transfer agent and registrar, if any, against loss or liability by reason of the issuance of such new certificates; but the Board of Directors may, in its discretion, refuse to issue such new certificates except upon the order of some court having jurisdiction in such matters.

SECTION 4. Stock Ledgers. The Stock Ledgers of the Corporation containing the names and addresses of the stockholders and the number of shares held by them respectively shall be maintained at the principal office of the Corporation, or if there be a transfer agent, at the office of such transfer agent, as the Board of Directors shall determine.

SECTION 5. Transfer Agents and Registrars. The Corporation may have one or more transfer agents and one or more registrars of its stock or of any class or classes of its shares whose respective duties the Board of Directors may from time to time determine.

                                  ARTICLE VII
                                  -----------
                          INDEMNIFICATION AND INSURANCE
                          -----------------------------

SECTION 1. Indemnification of Directors and Officers. Each director and officer of the Corporation, whether or not then in office, and any person whose testator or intestate was such a director or officer, shall be indemnified by the Corporation for the defense of, or in connection with, any threatened, pending or completed actions or proceedings and appeals therein, whether civil, criminal, governmental, administrative or investigative, in accordance with and to the fullest extent permitted by the Business Corporation Law of the State of New York or other applicable law, as such law now exists or may hereafter be amended; provided, however, that the Corporation shall provide indemnification in connection with an action or proceeding (or part thereof) initiated by such a director or officer only if such action or proceeding (or part thereof) was authorized by the Board of Directors. The Corporation and its directors and officers are hereby authorized to enter into agreements for indemnification. The Corporation is further hereby authorized to indemnify its employees and agents to the fullest extent permitted by law.

SECTION 2. Advancement of Expenses. Expenses incurred by a director or officer in connection with any action or proceeding as to which indemnification may be given under Section 1 of this Article VII may be paid by the Corporation in advance of the final disposition of such action or proceeding upon (a) receipt of an agreement by or on behalf of such director or officer to repay such advancement in the event that such director or officer is ultimately found not to be entitled to indemnification as authorized by this Article VII and (b) approval by the Board of Directors acting by a quorum consisting of directors who are not parties to such action or proceeding or, if such a quorum is not obtainable, then approval by stockholders. To the extent permitted by law, the Board of Directors or, if applicable, the stockholders, shall not be required under this Section 2 of Article VII, to find that the director or officer has met the applicable standard of conduct provided by law for indemnification in connection with such action or proceeding.

SECTION 3. Availability and Interpretation. To the extent permitted under applicable law, the rights of indemnification and to the advancement of expenses provided in this Article VII (a) shall be available with respect to events occurring prior to the adoption of this Article VII, (b) shall continue to exist after any rescission or restrictive amendment of this Article VII with respect to events occurring prior to such rescission or amendment, (c) may be interpreted on the basis of applicable law in effect at the time of the occurrence of the event or events giving rise to the action or proceeding, or on the basis of applicable law in effect at the time such rights are claimed, and
(d) are in the nature of contract rights which may be enforced in any court of competent jurisdiction as if the Corporation and the director or officer for whom such rights are sought were parties to a separate written agreement.

SECTION 4. Other Rights. The rights of indemnification and to the advancement of expenses provided in this Article VII shall not be deemed exclusive of any other rights to which any such director, officer or other person may now or hereafter be otherwise entitled whether contained in the certificate of incorporation of the Corporation, these Bylaws, a resolution of stockholders, a resolution of the Board of Directors, or an agreement providing such indemnification, the creation of such other rights being hereby expressly authorized. Without limiting the generality of the foregoing, the rights of indemnification and to the advancement of expenses provided in this Article VII shall not be deemed exclusive of any rights, pursuant to statute or otherwise, of any such director, officer or other person in any such action or proceeding to have assessed or allowed in his or her favor, against the Corporation or otherwise, his or her costs and expenses incurred therein or in connection therewith or any part thereof.

SECTION 5. Insurance. The Board of Directors may, in its sole discretion, authorize the Corporation to purchase liability insurance to indemnify its directors, officers and employees as permitted by law.

SECTION 6. Severability. If this Article VII or any part hereof shall be held unenforceable in any respect by a court of competent jurisdiction, it shall be deemed modified to the minimum extent necessary to make it enforceable, and the remainder of this Article VII shall remain fully enforceable.

                                  ARTICLE VIII
                                  ------------
                                    FINANCES
                                    --------

SECTION 1. Dividends. Subject to law and to the provisions of the certificate of incorporation of the Corporation, and any amendments thereof, the Board of Directors may declare dividends on the stock of the Corporation, payable upon such dates as the Board of Directors may designate.

SECTION 2. Reserves. Before payment of any dividends, there may be set aside out of any funds of the Corporation available for dividends such sum or sums, as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors shall deem conducive to the interest of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

SECTION 3. Bills, Notes, Etc. All checks or demands for money and notes or other instruments evidencing indebtedness or obligations of the Corporation shall be made in the name of the Corporation and shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

SECTION 4. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may select.

                                   ARTICLE IX
                                   ----------
                                   AMENDMENTS
                                   ----------

SECTION 1. Power to Amend. Except as otherwise provided by law or by the certificate of incorporation of the Corporation or these Bylaws, the Board of Directors shall have the power to adopt, amend, rescind or repeal the Bylaws of the Corporation at any regular or special meeting of the board. However, any such action by the Board of Directors may be altered, amended or repealed by a majority vote of the holders of shares entitled at the time to vote in the election of directors.

SECTION 2. Notice of Amendment Affecting Election of Directors. If any Bylaw regulating an impending election of directors is adopted, amended or repealed by the Board of Directors, there shall be set forth in the notice of the next meeting of stockholders for the election of directors the Bylaw so adopted, amended or repealed, together with a concise statement of the changes made.

                                    ARTICLE X
                                    ---------
                                 CORPORATE SEAL
                                 --------------

The seal of the Corporation shall be in the form of a circle, inscribed with the name of the Corporation, and the word "seal". The Corporate Secretary, and any other officers authorized by the Board of Directors, shall be empowered to use and affix the corporate seal on all documents.

                                   ARTICLE XI
                                   ----------
                                  MISCELLANEOUS
                                  -------------

All pronouns and any variations thereof, including references to "Chairman," shall be deemed to be gender neutral.

                                                                      APPENDIX B

                   STOCK RETAINER PLAN FOR ELIGIBLE DIRECTORS
                          OF TOMPKINS TRUSTCO, INC. AND
                           PARTICIPATING SUBSIDIARIES
  (formerly known as the "1996 Stock Retainer Plan for Non-Employee Directors")

1. Introduction. This Stock Retainer Plan for Eligible Directors of Tompkins Trustco, Inc. and Participating Subsidiaries (the "Plan") of Tompkins Trustco, Inc. (the "Company") provides that:

         (a) all retainer, meeting, chairman and/or committee fees (collectively, "Board/Committee Fees") payable to Eligible Directors for their respective services as either (i) a member of the Board of Directors of the Company or any committee thereof or (ii) a member of the Board of Directors of any Participating Subsidiary (as herein defined) or any committee thereof shall be paid, as determined and identified by and to the extent set forth in resolutions of the Board of Directors of the Company or the Participating Subsidiary and as instructed by Section 5 of this Plan, in shares of common stock, par value $0.10 per share, of the Company; and

         (b) receipt of payment by Eligible Directors of Board/Committee Fees as provided in this Plan shall be deferred automatically pursuant to the terms of this Plan.

         This Plan is an amendment to and restatement of the Company's 1996 Stock Retainer Plan for Non-Employee Directors, as amended.

2. Purpose. The purpose of this Plan is to advance the interests of the Company and its Subsidiaries by enhancing the ability of the Company and Participating Subsidiaries to attract and retain directors who are in a position to make significant contributions to the success of the Company and/or its Participating Subsidiaries and to reward such directors for their contributions through compensation which aligns their interests with those of the Company's stockholders.

3. Definitions. Capitalized terms used in this Plan without other definition shall, unless expressly stated otherwise, have the following meanings:

        (a) "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

         (b) "Direct Stock Purchase Plan" means the Dividend Reinvestment and Stock Purchase and Sale Plan sponsored by the Company and administered by the American Stock Transfer & Trust Company or such other substitute or successor open market purchase plan designated by the Committee.

         (c) "Eligible Director" means (i) any director of the Company or of a Participating Subsidiary who is not an officer or employee of the Company or of any Participating Subsidiary and (ii) any other director who the Board of Directors of the Company or of the Participating Subsidiary shall designate as an Eligible Director.

         (d) "Participating Subsidiary" means a Subsidiary that elects to participate in this Plan.

         (e)      "Stock" means the Company's common stock, par value $0.10.

         (f) "Subsidiary" means any joint venture, corporation, partnership or other entity as to which the Company, whether directly or indirectly, has more than 50% of the (i) voting rights or (ii) right to capital or profits, and "Subsidiaries" shall mean, collectively, all such entities.

         (g) "Valuation Date" means the last Business Day before the beginning of the Company's immediately succeeding fiscal year, as applicable.

         (h) "Value" means, with respect to a share of Stock, (i) the average of the high and low sales prices on the Valuation Date as reported by the American Stock Exchange or by such other national securities exchange or the NASDAQ National Market System on which the Stock is listed or admitted to trading or if no such sale takes place on such day, the average of the high bid and low asked prices on such day; (ii) if the Stock is not listed or admitted to trading on any national securities exchange or the NASDAQ National Market System, the average of the high and low sale price on such day or, if no sale takes place on such day, the average of the high bid and low asked prices on such day, as reported by a reliable quotation source designated by the Committee, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than 5 days prior to the date in question) for which prices have been so reported; or (iii) if none of the conditions set forth in clauses (i) or (ii) is met then, the Value shall be determined by the Committee, acting in good faith.

4. Administration. This Plan shall be administered by a committee of the Board of Directors of the Company (the "Committee") designated by the Board of Directors for that purpose. However, unless and until a Committee is appointed, this Plan shall be administered by the Company's entire Board of Directors, and references in this Plan to the "Committee" shall be deemed references to the Board of Directors of the Company. The Committee has the authority to control and manage the operation and administration of this Plan, including (a) to adopt, amend and rescind rules and regulations for the administration of this Plan and (b) to interpret this Plan and to decide any questions and settle all controversies and disputes that may arise in connection with this Plan. Such determinations of the Committee shall be conclusive and shall bind all parties. Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including, but not limited to, any applicable six month holding periods relating to Stock purchased or otherwise acquired under this Plan. To the extent any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

5.       Terms and Conditions; Shares Subject to this Plan.
         -------------------------------------------------

         (a) Deferred Shares of Stock. All Board/Committee Fees earned by an Eligible Director will be transferred to a trustee subject to a rabbi trust agreement among the Company, to the extent applicable, Participating Subsidiaries, and a trustee designated by the Committee (the "Trust"). Pursuant to the Trust, the trustee will establish deferred compensation accounts for each Eligible Director and, as an Eligible Director earns Board/Committee Fees, the Company (or the Participating Subsidiary, as the case may be) will contribute such Board/Committee Fees to the trustee and the trustee will, subject to the terms of the Trust, acquire shares of Stock for such Eligible Director's account on the open market pursuant to the Direct Stock Purchase Plan. The actual number of shares of Stock acquired by the Trust and deposited into an Eligible Director's account will be equal to the quotient determined by dividing the Board/Committee Fees contributed by the Company (or the Participating Subsidiary, as the case may be) to such Eligible Director's account by the purchase price per share of Stock paid pursuant to the terms of the Direct Stock Purchase Plan. The actual price per share of Stock that will be paid under the Direct Stock Purchase Plan cannot be determined until a particular purchase is completed.

         (b) Amount of Board/Committee Fees. Board/ Committee Fees are payable periodically at such time and in such amounts as the Board of Directors of the Company (or of the Participating Subsidiary, as the case may be) may determine from time to time by resolution.

         (c) Rights as Stockholder; Assignment. Eligible Directors shall have no rights of a stockholder with regard to shares of Stock held in the Trust, and shall be subject to and governed by the terms of the Trust and this Plan. No right to receive payments under this Plan is transferable or assignable by an Eligible Director except by will or by the laws of descent and distribution or as may otherwise be provided for in the Trust or this Plan.

         (d) Rights to Shares of Stock. An Eligible Director's right to payment of deferred compensation under this Plan is a contractual obligation of the Company (or of the Participating Subsidiary, as the case may be) to the Eligible Director, and his or her right to such shares of Stock shall be an unsecured claim against the general assets of the Company. However, the Company has established the Trust as an irrevocable rabbi trust for Eligible Directors for the purpose of holding assets used to provide the benefits required by this Plan. The Company (or the Participating Subsidiary, as the case may be) shall make periodic contributions to the Trust as may be required to fund amounts payable under this Plan. The Trust provides an Eligible Director with assurance that deferred compensation will be paid to him or her in accordance with this Plan, except in the event of the Company's bankruptcy or insolvency.

         (e)      Payment of Deferred Compensation.

                  (i) An Eligible Director will have the right to the payment of his or her deferred compensation upon the first to occur of the following events (each of the following a "Distribution Triggering Event"):

                           o the Eligible Director's termination of service as a director of the Company or of the Participating Subsidiary;

                           o the Eligible Director's attainment of the age of seventy-two (72) years; or

                           o        the Eligible Director's death.

                  (ii) Upon the occurrence of a Distribution Triggering Event, payment of an Eligible Director's deferred compensation will commence as soon as practicable following the first Business Day of January of the calendar year (the "Distribution Commencement Date") immediately following the occurrence of the Distribution Triggering Event, and will continue to be paid annually each year thereafter as soon as practicable following the first Business Day of each such subsequent calendar year (each a "subsequent Distribution Date") until the earlier of: (y) the tenth (10th) calendar year following the occurrence of the Distribution Triggering Event or (z) the Eligible Director's receipt of all of the deferred payments to which he or she is entitled (the "Termination Date").

                  (iii) Annual installments of deferred compensation will be made over a period of not more than 10 years, and shall be made through the transfer of the shares of Stock held in the Eligible Director's deferred compensation account established and maintained pursuant to the Trust. The number of shares of Stock distributed annually to an Eligible Director will be calculated in the following manner: the aggregate Value of the shares of Stock in the Eligible Director's deferred compensation account as of the Valuation Date immediately preceding the Distribution Commencement Date will be multiplied by a fraction, the numerator of which is 1, and the denominator of which is the number of remaining annual distribution installments of Stock, provided, however, that each annual Stock distribution installment must be of at least that number of shares of Stock having an aggregate Value (as of the corresponding Valuation Date) of $10,000 and, in the event the aggregate Value of the shares of Stock held in the Eligible Director's account as of any Valuation Date is less than $10,000, then the Eligible Director shall be distributed all of the shares of Stock in the Eligible Director's account. The Value of the shares of Stock held in an Eligible Director's deferred compensation account to be distributed annually on subsequent Distribution Dates will be determined annually on each corresponding Valuation Date until the Termination Date. By way of example, if an Eligible Director's service as a director is terminated effective April 1, 2006, the Distribution Commencement Date will be on or about January 2, 2007 and the corresponding Valuation Date shall be December 29, 2006. Accordingly, if as of December 29, 2006 the Value of a share of Stock is $50 and the Eligible Director has an aggregate of 1350 shares of Stock in his deferred compensation account, the aggregate Value of the shares of Stock held in the Eligible Director's account is $67,500 (1350 x $50), the number of shares of Stock to be transferred to the Eligible Director from his or her deferred compensation account on or about January 2, 2007 shall be that number of shares of Stock equal to the greater of : 1/10th of $67,500 (the aggregate Value of the Stock on December 29, 2006) or $10,000 in Value (as of December 29, 2006). In this example, on or about January 2, 2007, the Eligible Director would be distributed 200 shares, which equal $10,000 in Value (1/10th of $67,500, is less than $10,000); the balance of the shares of Stock held in the Eligible Director's account will be valued again on December 31, 2007 and that number of shares of Stock equal to 1/9th of the aggregate Value of the balance shares of Stock as of December 31, 2007, but not less than that number of shares of Stock equal to $10,000 in Value as of December 31, 2007, will be distributed to the Eligible Director on or about January 2, 2008; and this process shall continue until the Termination Date.

                  (iv) Annual distributions shall be made to the Eligible Director while living. In the event of an Eligible Director's death before he or she has received all of the deferred distributions to which he or she is entitled, distributions will be made to the beneficiary designated in writing by the Eligible Director as hereinafter provided. The beneficiary designated by the Eligible Director shall be his or her spouse, child (or children), grandchild (grandchildren), executor or administrator, or the trustee of any testamentary or inter-vivos trust established by the Eligible Director. If no such designation is in effect at the time any distribution becomes due hereunder, such distribution shall be made to the Eligible Director's surviving spouse and, if the Eligible Director leaves no spouse surviving, to the Eligible Director's executor or administrator. Beneficiary designations and changes thereof may be made by the Eligible Director during his or her lifetime by written notice filed with the Company's Secretary, which designation, and any subsequent change, shall take effect as of the date the notice is signed recorded and accepted by the Secretary of the Company, subject to any distribution made by the Company or Participating Subsidiary or action taken by it before acceptance of the notice by the Secretary.

                  (v) All payments made to an Eligible Director shall be subject to taxes required to be withheld under applicable laws and regulations of any governmental authorities.

                  (vi) An Eligible Director has no right to elect to accelerate the timing of any distribution or to change the form of distribution from what is set forth in this Section 5(e). In the event any Eligible Director is determined to be a "key employee", as such term is defined in Internal Revenue Code Section 409A, or any successor to such statute of like import, then the distribution of benefits under this Section 5(e) to such Eligible Director shall not be made until six months after such Eligible Director separates from service as a director or, if earlier, the date of such Eligible Director's death, but in no event earlier then the applicable Distribution Commencement Date and, if the Eligible Director's separation is six months or less from the beginning of the calendar year immediately following the occurrence of the Distribution Event and such Eligible Director is determined to be a "key employee" as defined herein, such Eligible Director's Distribution Commencement Date will be as soon as practicable following the expiration of the six month separation period.

                  (vii) In the event the Distribution Commencement Date or any subsequent Distribution Date falls on a Business Day, such date will be deemed to refer to the next Business Day thereafter.

                  (viii) In the event an Eligible Director serves as a director of the Company and as a director of one or more Participating Subsidiary, his or her Distribution Triggering Event, Distribution Commencement Date and annual installments of deferred compensation will be determined and paid separately relative to each entity.

6. Effective Date and Term of Plan. This Plan, as amended and restated, is effective on January 25, 2005 (the "Effective Time"), the date on which the Plan was approved by the Board, subject to approval by the stockholders of the Company. The term of this Plan shall be indefinite.

7. Amendment and Termination. This Plan may at any time or from time to time be amended, modified or terminated by the Board of Directors or the Committee; provided that, no amendment or modification will, without the requisite approval of the stockholders of the Company, effectuate a change for which stockholder approval is required under applicable law or the rules of the

American Stock Exchange or of such other national securities exchange or automated quotation system on which the Stock may be listed or admitted to trading, and further provided that no such amendment, modification or termination will, without the consent of the Eligible Director, adversely affect the Eligible Director's accruals in his or her deferred compensation account.


                                       TOMPKINS TRUSTCO, INC.



                                       By: ________________________________

                                       Title: _______________________________

                           [LOGO] TOMPKINSTRUSTCO INC.

                      P.O. Box 460, Ithaca, New York 14851
                                 (607) 273-3210
                             www.tompkinstrustco.com

                        ANNUAL MEETING OF STOCKHOLDERS OF
                             TOMPKINS TRUSTCO, INC.
                                   ay 9, 2005

Co. # 12037 | PROXY VOTING INSTRUCTIONS | Acct. # __________

Dear Tompkins Trustco Stockholder:

For our Annual Meeting, we offer you the convenience of telephone or Internet voting. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

TO VOTE BY PHONE:

     o Call our toll-free number from any touch-tone telephone in the United States or Canada: 1-800-776-9437.

     o   When prompted, enter your control number that is printed below.

     o   Follow the recorded instructions.

TO VOTE VIA INTERNET:

     o   Visit our electronic voting website on the Internet:
         http://www.voteproxy.com.

     o Enter your control number in the on-screen box, then click on "Submit." Your control number is printed below.

     o   Follow the on-screen instructions.

     o When you finish, review your vote. If correct, click on "Submit" to register your vote.

TO VOTE BY MAIL:

     o   Mark, sign and date the voting card attached below.

     o Return it in the postage-paid envelope we have provided. Do not mail additional cards in the return envelope. The return envelopes are mechanically opened and additional cards may be accidentally destroyed.

YOUR CONTROL NUMBER IS => [ ]

Please detach and Mail in the Envelope Provided

[X] Please mark your votes as in this example using black or blue ink.

1.    Election of four (4)    FOR all nominees listed at right   WITHOLD  AUTHORITY to     Nominees:
      Directors for a term    (except as marked to the           vote for all nominees
      of three years          contrary below)                    listed at right           John E. Alexander
      expiring in 2008:
                                       [ ]                               [ ]               Elizabeth W. Harrison

                                                                                           Hunter R. Rawlings III

                                                                                           Craig Yunker

2.    To approve the amendment and               FOR                   AGAINST              ABSTAIN
      restatement of the Company's               [ ]                     [ ]                  [ ]
      Bylaws.
3.    To approve certain amendments              FOR                   AGAINST              ABSTAIN
      to  the Company's 1996 Stock               [ ]                     [ ]                  [ ]
      Retainer Plan for Non-Employee
      Directors.
4.    In their discretion, the
      proxies are authorized to vote
      upon such other business as
      may  properly come before the
      meeting or any adjournment
      thereof.

[INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "For" box and write that nominee's name in the space provided below.]

[Management at present knows of no other business to be presented at the meeting.]

Please Mark, Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Change of Address and/or Comments Mark Here [ ]

Signature______________________ Signature, if held jointly______________________
                                                       Date ____________, 2005.

NOTE: (Name of stockholder should be signed exactly as it appears to the left.)

TOMPKINS TRUSTCO, INC.

Annual Meeting of Stockholders

Monday, May 9, 2005

YOUR VOTING CARD IS ATTACHED BELOW.

You may vote by telephone, via the Internet or by conventional mail.

Please read the other side of this card carefully for instructions.

However you decide to vote, your representation at the Annual Meeting of Stockholders is important to Tompkins Trustco, Inc.

PROXY/VOTING INSTRUCTION CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
TOMPKINS TRUSTCO, INC.

FOR THE ANNUAL MEETING ON MONDAY, MAY 9, 2005

The undersigned stockholder of TOMPKINS TRUSTCO, INC. (the "Company") hereby constitutes and appoints Francis M. Fetsko and Linda M. Carlton, or either of them, as proxy of the undersigned, with full power of substitution and revocation, to vote all shares of Common Stock of the Company standing in his or her name on the books of the Company at the Annual Meeting of Stockholders to be held at 5:30 p.m. at the Country Club of Ithaca, Ithaca, NY, on Monday, May 9, 2005, or at any adjournment thereof, with all the powers which the undersigned would possess if personally present, as designated on the reverse side.

The undersigned hereby instructs the said proxies (i) to vote in accordance with the instructions indicated on the reverse side, but if no instruction is given on the reverse side, to vote "FOR" the approval of Proposal 1 (Election of Directors), "FOR" the approval of Proposal 2 (Amendment and Restatement of the Company's Bylaws, and "FOR" the approval of Proposal 3 (Amendments to the Company's 1996 Stock Retainer Plan for Non-Employee Directors), and (ii) to vote in their discretion with respect to such other matters (including matters incident to the conduct of the meeting), as may properly come before the meeting.

The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement dated April 8, 2005, relating to the Annual Meeting of Stockholders to be held May 9, 2005. (Signature on the reverse side is required.)

Comments:
--------

If you have written in the above space, please mark the comments notification box on the reverse side.

(Continued and to be signed and dated on reverse side.)